Exhibit 1.5
KfW
Medium-Term Notes
Due Twelve Months or More from Date of Issue
DISTRIBUTION AGREEMENT
January [•], 2009
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
4 World Financial Center
North Tower — 23rd Floor
New York, New York 10080
United States of America
Banc of America Securities LLC
One Bryant Park
New York, New York 10018
United States of America
Barclays Capital Inc.
200 Park Avenue
New York, New York 10166
United States of America
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
United States of America
Morgan Stanley & Co. Incorporated
1585 Broadway, 4th Floor
New York, New York 10036
United States of America
Ladies and Gentlemen:
     KfW, a German public law institution (Anstalt des öffentlichen Rechts) established under the Law Concerning KfW (Gesetz über die Kreditanstalt für Wiederaufbau, the “KfW Law”) (the “Issuer”), hereby agrees with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Arranger”) and Banc of America Securities LLC, Barclays Capital Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (together with the Arranger, each, a “Dealer” and, collectively, the “Dealers”) with respect to the issue and sale by the Issuer of its medium-term notes (the “Notes”) under the medium-term note program contemplated hereunder (the “Medium-Term Note Program” or the “Program”). The Issuer has entered into a fiscal agency agreement (the “Fiscal Agency Agreement”) with Deutsche Bank Trust Company Americas (the “Fiscal Agent”) to act as fiscal agent in connection with the Notes. The Program relates to the issue and sale by the Issuer of up to USD 10,000,000,000 aggregate initial offering price of Notes (or its equivalent, based upon the exchange rate for foreign or composite currency as the Issuer shall designate at the time of issuance of any Notes) (the “Program Amount”) to the Dealers. It is understood, however, that the Issuer may from time to time update or increase the Program Amount to permit the issuance of additional Notes and that such additional Notes may be sold to the Dealers pursuant to the terms of this Agreement.
     The original distribution agreement in relation to the Program was entered into on January 5, 2006 (the “Original Agreement”). The Issuer, the Arranger and the Dealers agree that, with effect from the date hereof, the Original Agreement shall for all purposes be amended and restated by this distribution agreement (the “Agreement”).
     This Agreement provides for the sale of Notes by the Issuer to one or more Dealers as principal for resale to investors and other purchasers in the United States of America.
     The Issuer has filed with the U.S. Securities and Exchange Commission (the “SEC”) two registration statements on Schedule B (No. 333-141868 and No. 333-[•]) for the registration of debt securities, including the Notes, under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the offering thereof from time to time in accordance with the Securities Act and the rules and regulations of the SEC under the Securities Act (the “Securities Act Regulations”). Such registration statements have become effective under the Securities Act.
     Such registration statements (as amended from time to time) are referred to herein as the “Registration Statement”, provided, that if the Issuer files an additional registration statement with the SEC relating to this Program for the registration of the Notes under the Securities Act and the offering thereof from time to time in accordance with the Securities Act and the Securities Act Regulations, then, after such filing, all references to the “Registration Statement” shall, to the extent applicable, be deemed to include such additional registration statement; and the final prospectus and all amendments or supplements thereto (including the final prospectus supplement relating to the Program and to the extent applicable, any Pricing Supplement (as defined in Section 3(c))), are collectively referred to herein as the “Prospectus”; provided, however, that all references to the “Registration Statement” and the “Prospectus” shall also be deemed to include all documents incorporated therein by reference that are filed under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to any acceptance by the Issuer of an offer for the purchase of Notes. “Preliminary Prospectus” refers to any prospectus furnished by the Issuer before any acceptance by the Issuer of an offer for the purchase of Notes (or any prospectus used before any amendment or additional registration statement relating to this Program became effective) which, in each case, omitted information to be included upon pricing in a form of prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act Regulations. For purposes of this Agreement, all references to the Registration Statement or the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy thereof filed with the SEC pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), or filed pursuant to an exception permitted by Regulation S-T.
     All references in this Agreement to financial statements and schedules and other information which is “disclosed”, “contained”, “included” or “stated” (or other similar references) in the Registration Statement or Prospectus shall be deemed to include all such financial statements and schedules and other information which are incorporated by reference in the Registration Statement or Prospectus, as the case may be; and all references in this Agreement to “amendments” or "supplements” to the Registration Statement or Prospectus shall be deemed to include the filing with the SEC of any document which is incorporated by reference in the Registration Statement or Prospectus, as the case may be.

1. Appointment as Dealers.
     (a) Initial Appointment. The Issuer hereby agrees that, subject to the terms and conditions stated herein, including Section 1(c) below, the Notes shall be sold exclusively to the Dealers.
     (b) Subsequent Appointments. The Issuer, in its sole discretion (following consultation with the Arranger), may appoint from time to time one or more additional parties to act as Dealers hereunder. Any such appointment shall be made in a writing signed by the Issuer and the party so appointed in substantially the form attached hereto as Exhibit A (each, a “Dealer Accession Letter”). Any such appointment shall become effective in accordance with its terms after the execution and delivery of the Dealer Accession Letter by the Issuer and such other party. When such appointment is effective, such other party shall be deemed to be one of the Dealers referred to in, and to have the rights and obligations of a Dealer under, this Agreement, subject to the terms and conditions of such appointment. The Issuer shall deliver a copy of the Dealer Accession Letter to each other Dealer promptly after it becomes effective.
     (c) Purchase of Notes by Other Persons. The Issuer, in its sole discretion, may from time to time solicit or accept offers to purchase Notes otherwise than through one of the Dealers appointed in accordance with Sections 1(a) and 1(b) without giving notice to such Dealers.
     (d) Sale of Notes. The Issuer shall not sell Notes in excess of the Program Amount (as updated or increased from time to time) registered pursuant to the Registration Statement. The Dealers shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.
     (e) Nature of Obligations. The Dealers shall not have any obligation to purchase any Notes as principal from the Issuer pursuant to this Agreement or under the Program. The Dealers, individually or in a syndicate, may agree from time to time to purchase Notes from the Issuer in accordance with Section 3(a).
     (f) No Advisory or Fiduciary Relationship. Each of the Issuer and the Dealers acknowledges and agrees that:
     (i) the purchase and sale of the Notes pursuant to this Agreement, including the determination of the initial offering prices of the Notes and any related discounts or commissions, is or shall be an arm’s length transaction (i.e., “commercial transaction between unrelated parties”) between the Issuer, on the one hand, and each of the Dealers, on the other hand;
     (ii) in connection with the Program, each Dealer is and has been acting solely as a principal and is not the agent or fiduciary of the Issuer, or its shareholders, creditors, employees or any other party;
     (iii) no Dealer has assumed or shall assume an advisory or fiduciary responsibility in respect of the Issuer with respect to the Program (irrespective of whether such Dealer has advised or is currently advising the Issuer on other matters), and no Dealer has any obligation to the Issuer with respect to the Program except the obligations expressly set forth in this Agreement;
     (iv) each of the Dealers and its respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Issuer; and

     (v) none of the Dealers has provided any legal, accounting, regulatory or tax advice with respect to the Program; the Issuer has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
2. Representations and Warranties of the Issuer.
     (a) Initial Representations and Warranties. The Issuer represents and warrants, as of the date hereof, to each Dealer as follows:
     (i) Incorporation. The Issuer exists as an institution organized under public law of the Federal Republic of Germany with full power and authority to own its assets and conduct its business as described in the Registration Statement and the Prospectus.
     (ii) Agreement. This Agreement has been duly authorized and executed by the Issuer and constitutes a valid and legally binding obligation of the Issuer.
     (iii) Fiscal Agency Agreement. The Fiscal Agency Agreement has been duly executed by the Issuer and constitutes a valid and legally binding obligation of the Issuer.
     (iv) Notes. The Notes, when duly issued, authenticated and delivered in accordance with the provisions of the Fiscal Agency Agreement and this Agreement, will constitute valid and legally binding obligations of the Issuer; and the Notes will benefit from the institutional liability (Anstaltslast) of the Federal Republic of Germany as well as from the statutory guarantee of the Federal Republic of Germany pursuant to Section 1a of the KfW Law.
     (v) No Consents, etc. No action or thing is required to be taken, fulfilled or done (including the obtaining of any consent or license or the making of any filing or registration) for any issue of the Notes, the carrying out by the Issuer of the other transactions contemplated by this Agreement and the Fiscal Agency Agreement or the compliance by the Issuer with the terms of this Agreement, the Fiscal Agency Agreement or the Notes, except for those which have been, or shall prior to the relevant Settlement Date (as defined in Section 2(b)) for any issue of Notes be, obtained and are, or shall on such Settlement Date be, in full force and effect.
     (vi) No Conflict. The execution and delivery of this Agreement and the Fiscal Agency Agreement, any issue of the Notes, the carrying out by the Issuer of the other transactions contemplated by this Agreement and the Fiscal Agency Agreement and compliance with their terms, do not, and shall not, conflict with or infringe the KfW Law, the By-Laws (Satzung) of the Issuer or any of its other obligations or any rule of law (including, without limitation, any statute, regulation, rule, decree or order) to which it is subject. The use of the proceeds from the sale of Notes pursuant to this Program does not, and shall not, conflict with or infringe the KfW Law, the By-Laws (Satzung) of the Issuer or any of its other obligations or any rule of law (including, without limitation, any statute, regulation, rule, decree or order) to which it is subject with respect to such particular use.
     (vii) Registration Statement and Prospectus. The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act; no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Issuer, are contemplated by the SEC; and any request on the part of the SEC for additional information has been complied with; the Registration Statement, as of its effective date under the Securities Act, complied, and as of the date hereof, complies, in all material respects with the requirements of the Securities Act and the Securities Act Regulations and, as of its effective date and the effective date of any amendment thereto, did not, and, as of the date hereof, does not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, as of its date, complied, and, as of the date hereof, complies, in all material respects with the requirements of the Securities Act and the Securities Act Regulations and, as of its date, did not, and, as of the date hereof, does not, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Prospectus delivered to the relevant Dealers for use in connection with the offering of Notes shall be identical to any electronically transmitted copies thereof filed with the SEC pursuant to EDGAR, except to the extent permitted by Regulation S-T; provided, however, that the representations and warranties in this Section 2(a)(vii) shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Issuer in writing by the Arranger, on behalf of the Dealers, expressly for use in the Registration Statement or the Prospectus.
     (viii) Incorporated Documents. The Issuer’s annual report on Form 18-K, any amendments thereto on Form 18-K/A and any other documents incorporated by reference in the Prospectus, at the time they were filed with the SEC, complied and, as of the date hereof, comply, in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC under the Exchange Act and, as of the date of filing thereof, did not, and, as of the date hereof, do not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (ix) Financial Statements. The Issuer’s financial statements included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, have been prepared in accordance with either (i) accounting principles generally accepted in, and pursuant to the relevant laws of, the Federal Republic of Germany or (ii) International Financial Reporting Standards as adopted by the European Union, consistently applied in each case, to the extent applicable, and present fairly the financial position of the Issuer as of the dates, and the results of operations of the Issuer for the periods, in respect of which they have been prepared.
     (x) No Material Changes. Insofar as relevant to the offering of the Notes, since the date of the latest audited financial statements of the Issuer included or incorporated by reference in the Registration Statement and the Prospectus, there has been no material adverse change (nor any development or event reasonably likely to involve a prospective material adverse change) in the condition (financial or other), or in the earnings (insofar as such change does or would materially adversely affect the Issuer’s financial condition), business or operations, of the Issuer, except as otherwise disclosed in the Registration Statement and the Prospectus.
     (xi) Absence of Proceedings. There are no pending proceedings against or affecting the Issuer which, if determined adversely to the Issuer, would adversely affect the ability of the Issuer to perform its obligations under this Agreement, the Fiscal Agency Agreement or the Notes or which are otherwise material in the context of the Program, and no such proceedings are, to the best of the Issuer’s knowledge, threatened or contemplated.

     (b) Confirmation of Representations and Warranties. The Issuer shall be deemed to confirm the representations and warranties set forth in Section 2(a), irrespective of any investigation that any Dealer may have undertaken, in each case as if such representation and warranty were given or made on the following dates (for the avoidance of doubt, for purposes of each of the following dates specified in this Section 2(b), references to “the date hereof” in any representation or warranty set forth in Section 2(a) shall be deemed to be the date specified in this Section 2(b)):
     (i) to each Dealer as of any time that (y) an amendment to the Registration Statement or an additional registration statement relating to this Program shall become effective; or (z) the Prospectus shall be amended or supplemented (other than an amendment or supplement thereto providing solely for the determination of the terms of the Notes or relating solely to an offering of debt securities other than the Notes); and
     (ii) to each Dealer purchasing Notes pursuant to this Agreement as of, respectively, (x) the time and date of the Oral Agreement (as defined in Section 3(a)), it being understood that any such representation and warranty made on the date of such Oral Agreement with respect to the price of such Notes to the public, the underwriting discount or commission payable to such Dealer, or the final terms of such Notes shall be made after taking into account such information as set forth in the Final Term Sheet (as defined in Section 4(j)(ii)) relating to such Notes or, in the absence of a Final Term Sheet, the Pricing Supplement (as defined in Section 3(c)); (y) the date of filing of the Pricing Supplement (as defined in Section 3(c)) with the SEC in connection with the issuance of such Notes; and (z) the date of delivery of such Notes (the date of each such delivery to such Dealer being referred to herein as a “Settlement Date”). For purposes of clause (x) of this Section 2(b)(ii) (and for the avoidance of doubt), references to the “Prospectus” in the representations and warranties being confirmed shall be deemed to refer to the Prospectus as amended or supplemented immediately prior to such time and date of the Oral Agreement. Also for purposes of clause (x) of this Section 2(b)(ii), the time and date of the Oral Agreement shall, as between the Issuer and the Dealers, be deemed to be immediately prior to the time of first sale of the relevant Notes by the relevant Dealer or Dealers to investors or other purchasers.
3. Purchases and Sales of Notes.
     (a) Purchases by Dealers. The Dealers, individually or in a syndicate, may agree from time to time to purchase Notes from the Issuer as principal for resale to investors and other purchasers as determined by such Dealers. Purchases of Notes from the Issuer by the Dealers, individually or in a syndicate, shall be made in accordance with terms agreed upon orally between such Dealer or Dealers and the Issuer (each, an “Oral Agreement”), with written confirmation prepared by such Dealer or Dealers and sent by facsimile or electronically transmitted to the Issuer not later than the close of business in New York City on the date of such Oral Agreement (each, a “Dealer Confirmation”, which shall be substantially in the form of Exhibit B-1 or Exhibit B-2 hereto, as applicable). On the basis of each such Dealer Confirmation, the Issuer shall prepare a separate terms agreement substantially in the form of Exhibit C hereto (each, a “Terms Agreement”) to be executed by the Issuer and the Dealer or Dealers. A Dealer’s commitment to purchase Notes shall be deemed to have been made in reliance on the representations, warranties, covenants and agreements of the Issuer herein contained and shall be subject to the terms and conditions set forth herein.
     Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note as agreed between the Issuer and the Dealers. The Dealers may engage the services of any broker or dealer in connection with the resale of the Notes purchased by them and may allow all or any portion of the discount received from the Issuer in connection with such purchases to such brokers or dealers.
     At the time of the Oral Agreement, the Dealer or Dealers shall specify its or their requirements, if any, for an officers’ certificate, opinions of counsel or comfort letter pursuant to Section 6. If the Issuer agrees to such requirements, any such requested documents shall be specified in the Dealer Confirmation and the Terms Agreement. If no such documents are specified at the time of the Oral Agreement, the Dealer or Dealers shall be deemed to have waived such requirements.
     (b) Defaulting Dealers. If the Issuer and two or more Dealers enter into a Terms Agreement and one or more of such Dealers shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the “Defaulted Notes”), the non-defaulting Dealers shall immediately notify the Issuer of such default and consult with it as to the actions to be taken. Unless otherwise agreed with the Issuer, the non-defaulting Dealers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the Dealers to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms set forth herein; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:
     (i) if the principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Dealers on the Settlement Date, the non-defaulting Dealers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial purchase commitments bear to the purchase commitments of all non-defaulting Dealers; or
     (ii) if the principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Dealers on the Settlement Date, such Terms Agreement shall terminate without liability on the part of any non-defaulting Dealer (except, if applicable, as to the re-transfer of any Notes issued and delivered by the Issuer to any Dealer and the unwinding of payments made by or to any Dealer to the extent that delivery of, and payment for, Notes have been completed).
No action taken pursuant to this Section 3(b) shall relieve any defaulting Dealer from liability in respect of its default. In the event of any such default which does not result in a termination of the relevant Terms Agreement, either the non-defaulting Dealers or the Issuer shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.
     (c) Pricing Supplement; Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Notes specified in the Dealer Confirmation contemplated by Exhibit B-1 or Exhibit B-2 hereto (as applicable) shall be agreed upon between the Issuer and the relevant Dealer or Dealers and shall be specified in a pricing supplement to the Prospectus (each, a “Pricing Supplement”) to be prepared by the Issuer in connection with each issuance and sale of Notes. Except as otherwise specified in the applicable Pricing Supplement, the Notes shall be issued in denominations of USD 1,000 or any larger amount that is an integral multiple of USD 1,000. Administrative procedures with respect to, and to be used in connection with, the issuance and sale of the Notes (the “Administrative Procedures”) shall be agreed from time to time among the Issuer, the Dealers and the Fiscal Agent.

4. Covenants of the Issuer.
     The Issuer covenants and agrees with each Dealer as follows:
     (a) Delivery of Registration Statement. The Issuer shall, upon the reasonable request of the Arranger, furnish to the Arranger and to U.S. counsel for the Dealers, without charge, signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits related to the Program and filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and conformed copies of all consents and certificates of experts. The Registration Statement and each amendment thereto furnished to the Arranger and to U.S. counsel for the Dealers shall be identical to any electronically transmitted copies thereof filed with the SEC pursuant to EDGAR, except to the extent permitted by Regulation S-T.
     (b) Annual and Periodic Filings. The Issuer shall file annually its annual report on Form 18-K in accordance with the procedures agreed with the SEC and periodically amendments to its annual report on Form 18-K/A with respect to, without limitation, (i) the release of financial statements required to be published under German law, (ii) the publication of preliminary financial information with respect to any fiscal year and (iii) the disclosure of material developments with respect to the Issuer, which, in the opinion of the Issuer, are necessary so that the Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading.
     (c) Filing or Use of Amendments to Registration Statement or Prospectus. The Issuer shall give U.S. counsel to the Dealers advance notice of its intention to file or prepare any additional registration statement with respect to the registration of the Notes, any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than an amendment or supplement thereto providing solely for the determination of the terms of the Notes or relating solely to the offering of debt securities other than the Notes), whether pursuant to the Securities Act, the Exchange Act or otherwise, and shall (y) furnish to U.S. counsel of the Dealers copies of any such registration statement, amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and (z) not file or use such registration statement, amendment or supplement to which the U.S. counsel of the Dealers promptly and reasonably objects.
     (d) Revisions of Registration Statement and Prospectus for Material Changes. Except as otherwise provided below, if at any time during the term of this Agreement any event occurs or condition exists as a result of which it is necessary, in the reasonable opinion of U.S. counsel for the Dealers or U.S. counsel for the Issuer, to amend the Registration Statement in order that the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to an investor and other purchasers, or if it shall be necessary, in the opinion of either such counsel, to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Exchange Act, the Issuer shall give immediate notice to the Dealers (y) to cease the solicitation of offers for the purchase of Notes in their capacity as Dealers and (z) to cease sales of any Notes they have purchased from the Issuer and may then own. Subject to Section 4(c), the Issuer shall promptly prepare and file with the SEC such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement and Prospectus comply with such requirements, and the Issuer shall furnish to the Dealers, without charge, such number of copies of such amendment or supplement as the Dealers may reasonably request.
          The obligation of the Issuer to amend or supplement the Registration Statement and/or Prospectus pursuant to the preceding paragraph of this Section 4(d) shall cease for the duration of any period during which (y) the Dealers shall promptly suspend solicitation of offers for the purchase of Notes in their capacity as Dealers in accordance with a written request from the Issuer and (z) none of the Dealers is deemed to hold any Notes purchased from the Issuer. The Dealers shall be deemed to hold Notes purchased from the Issuer if the Issuer shall have received a notice pursuant to Section 7(c)(i), and such Dealers shall be deemed to continue to hold such Notes until the earlier of (i) the date of receipt of a notice pursuant to Section 7(c)(ii), and (ii) six months after the Settlement Date relating to the purchase of such Notes from the Issuer by the Dealers.
     (e) Notice of Certain Events. The Issuer shall notify the Arranger, on behalf of the Dealers, of the following events:
     (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any amendment or supplement to the Prospectus (other than any amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of debt securities other than the Notes);
     (ii) the receipt of any comments from the SEC with respect to the Registration Statement or the Prospectus or any amendments or supplements thereto;
     (iii) any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information; or
     (iv) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement, or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the initiation of any proceedings for that purpose.
     (f) Stop Order. The Issuer shall make every reasonable effort to prevent the issuance of any stop order by the SEC and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time and date.
     (g) Earning Statements. The Issuer shall timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earning statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act and Rule 158 of the Securities Act Regulations.
     (h) Preparation of Pricing Supplements. The Issuer shall prepare a Pricing Supplement, with respect to any Notes to be sold to one or more Dealers pursuant to this Agreement. The Issuer shall deliver to the relevant Dealer or Dealers such Pricing Supplement no later than 11.00 A.M., New York City time, on the Frankfurt Business Day (as defined below) following the date of the Dealer Confirmation and shall file such Pricing Supplement pursuant to Rule 424(b) of the Securities Act Regulations within the time period prescribed by such Rule 424(b). “Frankfurt Business Day” means any day other than a Saturday, Sunday, legal holiday in Frankfurt am Main, or a day on which commercial banks are authorized or required by law, regulation, or executive order to close in Frankfurt am Main.

     (i) Delivery of Prospectus. The Issuer shall deliver to each Dealer, without charge, such number of copies of each Preliminary Prospectus and Prospectus (as amended or supplemented) as such Dealer may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Dealers shall be identical to any electronically transmitted copies thereof filed with the SEC pursuant to EDGAR, except to the extent permitted by Regulation S-T.
     (j) Free Writing Prospectuses. (i) Subject to Section 4(j)(ii), the Issuer shall not make any offer relating to any issue of Notes that would constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) without the prior consent of the relevant Dealers; the Issuer shall comply with the requirements of Rule 433 of the Securities Act Regulations with respect to any such free writing prospectus; any such free writing prospectus shall not, as of its issue date and through the Settlement Date for such issue of Notes, include any information that conflicts with the information contained in the Registration Statement, the Prospectus or any Preliminary Prospectus; and any such free writing prospectus, when considered together with the Registration Statement and the Prospectus, shall not, as of the date it is issued or filed pursuant to Rule 433 of the Securities Act Regulations, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (ii) Subject to the last sentence of this Section 4(j)(ii) (ii), the Issuer shall prepare a final term sheet in substantially the form attached hereto as Exhibit D-1 or Exhibit D-2 (as applicable, each a “Final Term Sheet”), containing a description of such Notes, which shall be in a form approved by such Dealers and substantially consistent with the terms agreed in the Oral Agreement and confirmed in the relevant Dealer Confirmation. The Issuer shall file such term sheet with the SEC pursuant to Rule 433(d) of the Securities Act Regulations within the time period prescribed by this Rule. These provisions shall not apply to any issue of Notes hereunder for which the Dealers advise the Issuer at the time of the Oral Agreement and confirmed in the Dealer Confirmation that they are not using a term sheet in connection with the sale of such Notes.
     (k) Stamp Duties; Taxes. The Issuer shall bear and pay all stamp and other similar taxes and duties (including interest and penalties) payable pursuant to the laws applicable in the Federal Republic of Germany on or in connection with the issue and purchase by the Dealers of the Notes or the execution or delivery of this Agreement or any Terms Agreement.
5. Conditions of Dealers’ Obligations.
     The obligations of one or more Dealers to purchase any Notes from the Issuer shall be subject to (x) the accuracy of the representations and warranties on the part of the Issuer herein contained or contained in any certificate of an officer of the Issuer delivered pursuant to the provisions hereof, (y) the performance and observance by the Issuer of its covenants contained in Sections 4 and 6 hereunder, and (z) the following additional conditions precedent:
     (a) Initial Legal Opinions and Initial Disclosure Letters. On the date hereof, the Dealers shall have received the following written legal opinions and disclosure letters, dated as of the date hereof and in form and substance satisfactory to the Dealers:
     (i) Legal Opinion of Issuer’s Legal Department. The opinion of the Legal Department of the Issuer as to the laws of the Federal Republic of Germany, to the effect set forth in Annex A hereto;

     (ii) Legal Opinion of U.S. Counsel for the Issuer. The opinion of Sullivan & Cromwell LLP, U.S. counsel for the Issuer, to the effect set forth in Annex B hereto;
     (iii) Disclosure Letter of U.S. Counsel for the Issuer. The disclosure letter of Sullivan & Cromwell LLP, U.S. counsel for the Issuer, to the effect set forth in Annex C hereto;
     (iv) Legal Opinion of German Counsel for the Dealers. The opinion of Hengeler Mueller Partnerschaft von Rechtsanwälten, German counsel for the Dealers, to the effect set forth in Annex D hereto; and
     (v) Disclosure Letter of U.S. Counsel for the Dealers. The disclosure letter of Simpson Thacher & Bartlett LLP, U.S. counsel for the Dealers, to the effect set forth in Annex E hereto.
     (b) Officers’ Certificate. On the date hereof, the Dealers shall have received a certificate of two senior officers of the Issuer dated the date hereof and signed on behalf of the Issuer certifying that, as of the date hereof, (i) the representations and warranties contained in Section 2(a) are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (ii) the Issuer has complied with the covenants contained in Section 4 and Section 6 (to the extent that such compliance is due on or before the date hereof), and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the Issuer’s knowledge, threatened by the SEC.
     (c) Comfort Letter of Auditors. On the date hereof, the Dealers shall have received a comfort letter from the independent auditors of the Issuer, dated as of the date hereof and in form and substance reasonably satisfactory to the Dealers.
     (d) Additional Documents. On the date hereof, German and U.S. counsel for the Dealers shall have been furnished with such documents and opinions as such counsel may require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained.
     Upon signing of this Agreement on the date hereof, the conditions set forth in this Section 5 shall either be fulfilled or deemed waived, except (i) for, and without prejudice in respect of, any liability with respect to an inaccuracy of any representation and warranty referred to under clause (x) of this Section 5, (ii) for the condition set forth in clause (y) of this Section 5, and (iii) in the absence of any withdrawal or change in any document referred to in clause (z) of this Section 5.
6. Additional Opinions, Officer’s Certificates and Comfort Letters.
     Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented, including, without limitation, by the filing of an annual report on Form 18-K by the Issuer or amendments thereto on Form 18-K/A (other than by an amendment or supplement providing solely for the determination of the terms of the Notes or relating solely to the offering of debt securities other than the Notes), or a new registration statement shall be filed or (ii) the Issuer sells Notes to one or more Dealers, but only if agreed between the Issuer and the Dealer or Dealers at the time of the Oral Agreement and confirmed in the Dealer Confirmation, the Issuer shall furnish or cause to be furnished to the Dealer or Dealers, any one or more of the following documents in form and substance satisfactory to the Dealer or Dealers; provided, however, that comfort letters need, in the case of clause (i), be provided only in connection with an amendment or supplement that includes additional financial statements or financial information (except for any preliminary financial information with respect to any fiscal year) or the filing of a new registration statement:
     (a) Legal Opinion of Issuer’s Legal Department. The written legal opinion of the Issuer’s Legal Department dated the date of filing with the SEC or the date of effectiveness of such amendment or supplement or such new registration statement, or the date of such sale, as the case may be, of the same tenor as the legal opinion referred to in Section 5(a)(i), but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented at the time of delivery of such legal opinion or to such new registration statement, as the case may be, or, except in the case of a new registration statement, in lieu of such legal opinion, a letter substantially to the effect that the Dealers may rely on such legal opinion that was most recently furnished to the Dealers, to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such legal opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance);
     (b) Officers’ Certificate. A certificate of two senior officers of the Issuer dated the date of filing with the SEC or the date of effectiveness of such amendment or supplement or such new registration statement, or the date of such sale, as the case may be, and signed on behalf of the Issuer to the effect that the statements contained in the certificate referred to in Section 5(b) that was most recently furnished to the Dealers are true and correct at the time of the filing or effectiveness of such amendment or supplement or such new registration statement, as the case may be, as though made at and as of such time (except that, in the case of such an amendment or supplement, such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in the case of such an amendment or supplement, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate;
     (c) Opinion and Disclosure Letter of U.S. Counsel for the Issuer. Written legal opinions and disclosure letters of Sullivan & Cromwell LLP, U.S. counsel for the Issuer, or other U.S. counsel satisfactory to the Dealers, dated the date of filing with the SEC or the date of effectiveness of such amendment or supplement or such new registration statement, or the date of such sale, as the case may be, of the same tenor as the legal opinion and disclosure letter referred to in Sections 5(a)(ii) and (iii), but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such legal opinion and disclosure letter or to such new registration statement; and
     (d) Comfort Letter. A comfort letter of the independent auditors of the Issuer, dated the date of filing with the SEC or the date of effectiveness of such amendment or supplement or such new registration statement, or the date of such sale, as the case may be, in form and substance reasonably satisfactory to the Dealers, of the same tenor as the comfort letter referred to in Section 5(c), but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such comfort letter or to such new registration statement.
     In addition, each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented, including, without limitation, by the filing of an annual report on Form 18-K by the Issuer (other than by an amendment or supplement providing solely for the determination of the terms of the Notes or relating solely to the offering of debt securities other than the Notes) or a new registration statement shall be filed or (ii) the Issuer sells Notes to one or more Dealers, but only if agreed between the Issuer and one or more Dealers at the time of the Oral Agreement, the Dealers shall have received the legal opinion from German counsel for the Dealers and the disclosure letter from U.S. counsel for the Dealers, dated the date of filing with the SEC and in form and substance satisfactory to the Dealers, of the same tenor as the legal opinion and disclosure letter referred to in Sections 5(a)(iv) and 5(a)(v), but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such legal opinion and disclosure letter or to such new registration statement.
7. Covenants of the Dealers.
     (a) Confidential Information. Each Dealer severally agrees not to disclose without the Issuer’s prior written consent the comfort letters issued by the independent auditors of the Issuer, pursuant to Sections 5(c) and 6(d), including any attachment to such comfort letter (together with such comfort letter the “Confidential Information”), to any person except for (i) the directors, officers, employees and professional advisors of such Dealer or such Dealer’s Group (the term “Dealer’s Group” being the Dealer and the Dealer’s ultimate parent company and any subsidiary or branch of the Dealer and the Dealer’s ultimate parent company), to the extent necessary in the reasonable opinion of such Dealer for the independent consideration and evaluation as to whether to subscribe to the Notes, and (ii) its auditors. The Issuer, however, agrees that each Dealer may disclose the Confidential Information (i) where requested or required by any court of competent jurisdiction or any competent judicial, governmental, supervisory or regulatory body or necessary in the reasonable opinion of the Dealer to seek to establish any defense in any legal proceeding or investigation, (ii) where required by the rules of any stock exchange on which the shares or other securities of such Dealer or any member of the Dealer’s Group are listed, (iii) where required by the laws or regulations of any country with jurisdiction over the affairs of such Dealer or any member of the Dealer’s Group, or (iv) if such information is already in the public domain at the time of its disclosure or shall come into the public domain (for a reason other than a breach by the Dealer of this Section 7. The obligation of the Dealers in this Section 7(a) shall survive the termination of this Agreement and shall cease 15 months after delivery of the relevant Confidential Information.
     (b) Free Writing Prospectuses. Each Dealer shall not make any offer relating to any issue of the Notes that would constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) required to be filed with the SEC pursuant to Rule 433 of the Securities Act Regulations, without the prior consent of the Issuer; provided, however, that each Dealer may, in its discretion, distribute one or more term sheets relating to any issue of Notes containing customary information that is consistent, in all material respects, with the Final Term Sheet prepared and filed by the Issuer pursuant to Section 4(j)(ii). Any free writing prospectus (including, without limitation, any term sheet) permitted by the preceding sentence (i) shall not, as of its issue date and through the Settlement Date for such issue of Notes, include any information that conflicts with the information contained in the Registration Statement, the Prospectus or any Preliminary Prospectus and (ii) shall not, when considered together with the Registration Statement and the Prospectus, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no Dealer shall make any representation and warranty to the Issuer with respect to statements in or omissions from any such free writing prospectus made in reliance upon and in conformity with any (y) “issuer information” (as defined in Rule 433 of the Securities Act Regulations) prepared by the Issuer or (z) information furnished to any Dealer in writing by the Issuer for use in such free writing prospectus.
     (c) Unsold Notes. Solely for the purpose of Section 4(d), each Dealer (i) shall notify the Issuer (no later than on the second New York Business Day (as defined below) following any date on which the Issuer shall have given a written request to suspend promptly the solicitation of offers for the purchase of Notes in accordance with Section 4(d)) of the principal amount of any Notes purchased by it that remain unsold to investors or other purchasers, and (ii) if such Dealer has previously so notified the Issuer, shall notify the Issuer promptly if and when all of such Notes are sold to investors or other purchasers. Notwithstanding the preceding sentence, no Dealer shall have any obligation to notify the Issuer in accordance with clause (i) of the preceding sentence (it being understood that, if a Dealer elects not to so notify the Issuer, the Issuer shall have no obligation to amend or supplement, or correct, the Registration Statement or the Prospectus as contemplated by clause (z) of the second sentence of Section 4(d)). The Issuer may, from time to time, request information from each of the Dealers concerning any Notes purchased by such Dealer that remain unsold to investors or other purchasers. “New York Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York City.
8. Indemnification.
     (a) Indemnification of Dealers. The Issuer agrees to indemnify each Dealer and its directors, officers and employees and each person, if any, who controls any Dealer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and any affiliate of such Dealer, from and against any and all losses, claims, damages and liabilities arising out of or in connection with the distribution of the Notes in the United States (including, without limitation, legal fees and other expenses reasonably incurred in connection with any such suit, action or proceeding or claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Preliminary Prospectus, any issuer free writing prospectus (as defined in Rule 433 of the Securities Act Regulations) or any “issuer information” (as defined in Rule 433 of the Securities Act Regulations) prepared by the Issuer and filed or required to be filed under Rule 433(d) of the Securities Act Regulations, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuer by such Dealer directly or through the Arranger expressly for use in the Registration Statement, the Prospectus, any Preliminary Prospectus or any issuer free writing prospectus (as defined in Rule 433 of the Securities Act Regulations).
     (b) Indemnification of Issuer, Directors and Officers. Each Dealer agrees, severally and not jointly, to indemnify the Issuer, its directors (or persons performing similar functions), officers and employees and other persons who sign the Registration Statement and each person, if any, who controls the Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and any affiliate of the Issuer, to the same extent as the foregoing indemnity from the Issuer to such Dealer, but only with respect to untrue statements or alleged untrue statements, or omissions or alleged omissions, in the Registration Statement, the Prospectus, any Preliminary Prospectus or any issuer free writing prospectus (as defined in Rule 433 of the Securities Act Regulations) made in reliance upon and in conformity with written information furnished to the Issuer by the Dealer directly or through the Arranger expressly for use in the Registration Statement, the Prospectus any Preliminary Prospectus or any issuer free writing prospectus (as defined in Rule 433 of the Securities Act Regulations).
     (c) Actions Against Parties; Notification. If any suit, action, proceeding (including any governmental investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either Section 8(a) or 8(b), such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Person”) in writing, and the Indemnifying Person, upon request of the Indemnified

Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any other persons that the Indemnifying Person may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time after receiving such request to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Dealers, its directors, officers, employees, controlling persons and affiliates shall be designated in writing by the Arranger, on behalf of the Dealers, or the applicable Dealers jointly, and any such separate firm for the Issuer, its directors (or persons performing similar functions), officers and employees and other persons who sign the Registration Statement and any controlling persons and affiliates of the Issuer shall be designated in writing by the Issuer. The Indemnifying Person shall not be liable for any settlement of any proceeding in which it has elected to participate effected without its written consent, but if such a suit is settled with such consent or if any proceeding in which the Indemnifying Person, after having received notice thereof, shall have elected not to participate is settled with or without such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify the Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this Section 8(c), the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.
     (d) Contribution. If, as a result of the distribution of Notes in the United States notwithstanding Section 13, an Indemnified Person cannot avail itself of the indemnification provided for in this Section 8 in whole or in part, then each Indemnifying Person shall contribute to the amount paid or payable by such Indemnified Person as a result of the losses, claims, damages or liabilities referred to above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer, on the one hand, and the applicable Dealers on the other from the offering or offerings of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer, on the one hand, and the applicable Dealers, on the other, in connection with the statements or omissions which resulted in losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuer, on the one hand, and the applicable Dealers, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by each applicable Dealer. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, on the one hand, or the applicable Dealers, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an Indemnified Person as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 8(d) shall be deemed to include any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any action or claim which is the subject of this subsection. Notwithstanding the provisions of this Section 8(d), no Dealer shall be required to contribute any amount in excess of the amount by which the total discounts or commissions received by such Dealer in connection with its purchase of Notes exceeds the amount of any damages which such Dealer has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Dealers’ obligations in this Section 8(d) to contribute are several in proportion to their respective purchase commitments and not joint.
     (e) Other Rights. The indemnity and contribution agreements contained in this Section 8 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.
     (f) Continued Applicability. The indemnity and contribution provisions contained in this Section 8, as well as the representations and warranties of the Issuer contained in Section 2, shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Dealer, its officers or directors (or persons performing similar functions) or any person controlling such Dealer or any affiliate or such Dealer, or by or on behalf of the Issuer, its officers or directors (or persons performing similar functions) or any person controlling the Issuer or signing the Registration Statement and (iii) acceptance of and payment for any particular issue of Notes.
9. Payment of Expenses.
     Except as separately agreed with the relevant Dealer in connection with any specific purchase of Notes, the Issuer shall pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including:
     (a) the preparation, filing, printing and delivery of the Registration Statement as originally filed and all amendments thereto, and any Preliminary Prospectus, the Prospectus and any amendments or supplements thereto;
     (b) the preparation, printing and delivery of this Agreement, the Fiscal Agency Agreement and any Terms Agreement;
     (c) the preparation, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes;
     (d) the fees and disbursements of the Issuer’s independent accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) and of the Fiscal Agent and its counsel;

     (e) the reasonable fees and disbursements of German and U.S. counsel for the Dealers incurred in connection with the establishment of the Program and incurred from time to time in connection with the transactions contemplated hereby;
     (f) the fees charged by internationally recognized rating agencies for the rating of the Program and the Notes;
     (g) the filing fees incident to, and the reasonable fees and disbursements of U.S. counsel to the Dealers in connection with, the review, if any, by the U.S. Financial Industry Regulatory Authority (“FINRA”), if any;
     (h) the fees and costs, if any, of qualifying any issue of Notes for sale under the laws of any state jurisdiction in the United States if agreed between the Issuer and the relevant Dealers in the Oral Agreement and confirmed in the Dealer Confirmation;
     (i) the cost of listing any issue of Notes on any securities exchange or market if agreed to between the Issuer and the relevant Dealers in the Oral Agreement and confirmed in the Dealer Confirmation; and
     (j) any advertising and other out-of-pocket expenses of the Dealers incurred with the approval of the Issuer.
10. Termination.
     (a) Removal of or Resignation by a Dealer. The Issuer may remove any Dealer, and any Dealer may resign, from this Program for any reason at any time upon 30 days’ prior written notice, except that the Arranger’s appointment shall not terminate unless a successor arranger has been appointed by the Issuer, or, absent such appointment, 60 days after giving prior written notice of such termination by the Arranger to the Issuer.
     (b) Termination with Immediate Effect. The Issuer may terminate the appointment of any Dealer or the Arranger at any time with immediate effect and without prior notice (fristlos) by an instrument in writing if such Dealer or the Arranger or any company that controls the Dealer or the Arranger within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a “Controlling Company”) shall admit in writing its inability to pay or meet its debts as they severally mature, or shall be subject to a banking moratorium declared under any law, or shall make an assignment or an arrangement for the benefit of its creditors, or shall enter into liquidation, or shall file a petition in bankruptcy or become or be declared bankrupt or insolvent, or if an order of any court shall be entered approving any petition filed by or against such Dealer or the Arranger or any Controlling Company under the provisions of the relevant bankruptcy or similar law, or such Dealer or the Arranger or any Controlling Company shall consent to the appointment of a receiver or an administrator of all or any substantial part of its property, or such receiver or administrator shall be appointed, or if any public official shall take charge or control of such Dealer or the Arranger or any Controlling Company or of its property or affairs, or in the case of any event similar to the foregoing affecting such Dealer or the Arranger or Controlling Company. The right of the Issuer to terminate the appointment of any Dealer or the Arranger at any time with immediate effect and without notice (fristlos) shall also apply if any of the aforementioned events affect, an affiliated company of such Dealer or Arranger (other than any Controlling Company), and are expected to have a material adverse effect on such Dealer’s or the Arranger’s ability to perform its duties under this Agreement. In the case of such termination with immediate effect of the Arranger, the Issuer shall, as soon as reasonably practicable, appoint a successor Arranger in writing, such appointment becoming effective with its acceptance by the successor Arranger.
     (c) Notice; Consequences. The Issuer shall promptly notify the Arranger of any removal of, resignation by or termination with immediate effect of an appointment of, any of the other Dealers, and shall promptly notify the other Dealers of any change in, or termination with immediate effect of, the appointment of the Arranger. In the event of a removal, resignation or termination with immediate effect, the Issuer shall not have any liability to a Dealer so removed, resigned or whose appointment was so terminated and a Dealer so removed, resigned or whose appointment was so terminated shall not have any liability to the Issuer, except that (i)  such Dealer shall be entitled to any discounts or commissions earned in accordance with Section 3(a) and (ii) the covenant set forth in Section 7(a), the provisions of this Section 10, the indemnity and contribution agreements set forth in Section 8, and the provisions of Sections 12 and 13 shall remain in effect. No such removal, resignation or termination with immediate effect shall have any force or effect with respect to any Terms Agreement (including any terms in this Agreement which are applicable pursuant to such Terms Agreement), which has been entered into prior to any such removal, resignation or termination with immediate effect.
     (d) Termination of this Agreement. This Agreement may be terminated for any reason at any time by either the Issuer or through resignation of all of the Dealers (unless the Issuer replaces the terminated Dealers with other dealers), upon the giving of 30 days’ prior written notice of such termination to the other party hereto. In the event of such termination, no party shall have any liability to the other parties hereto, except that (i) each Dealer shall be entitled to any discounts or commissions earned in accordance with Section 3(a), and (ii) the covenant set forth in Section 7(a), the provisions of this Section 10, the indemnity and contribution agreements set forth in Section 8, and the provisions of Sections 12 and 13 shall remain in effect. No such termination shall have any force or effect with respect to any Terms Agreement (including any terms in this Agreement which are applicable pursuant to such Terms Agreement) or sale of Notes pursuant thereto, which has been entered into or agreed prior to any such termination, provided, however, that with effect from the Settlement Date relating to any such sale, the covenants set forth in Section 4 (other than Sections 4(d) and 4 (f)) shall be of no further force or effect.
     (e) Termination of Terms Agreement. The relevant Dealers may, after consultation with the Issuer, terminate any Terms Agreement relating to any particular issue of Notes immediately upon notice to the Issuer, at any time at or prior to the Settlement Date relating thereto, if:
     (i) there has been, since the date of the relevant Terms Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto), any material adverse change (or any development or event reasonably likely to involve a prospective material adverse change) in the condition (financial or other) or in the earnings (insofar as such change does or would materially adversely affect the Issuer’s financial condition), business or operations of the Issuer, whether or not arising in the ordinary course of business insofar as such material adverse change is relevant to the offering of the Notes; or
     (ii) there has occurred any material adverse change in the financial markets in the United States or, if such Notes are denominated and/or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development or event involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Dealer or Dealers, impracticable or inadvisable to market such Notes or enforce contracts for the sale of such Notes; or
     (iii) trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such market or by order of the SEC, the FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States; or
     (iv) a banking moratorium has been declared by either U.S. federal or New York state authorities or by the relevant authorities in the country or countries of origin of any foreign or composite currency in which such Notes are denominated or payable.
     In the event of any termination of a Terms Agreement pursuant to this Section 10(e), no party shall have any liability to the other parties hereto, except that (i) if the termination occurred due to the occurrence of the event specified in clause (i) above, the Issuer shall reimburse the Dealer or Dealers for all out-of pocket expenses reasonably incurred by it or them in connection with such Terms Agreement; and (ii) the covenant set forth in Section 7(a), the provisions of this Section 10, the indemnity and contribution agreements set forth in Section 8, and the provisions of Sections 12 and 13 shall remain in effect.
11. Notices.
     (a) Form of and Address for Notices. Unless specified otherwise, all notices and communications hereunder shall be by letter or facsimile or delivered by hand. Each notice or communication shall be given to the relevant party at the address specified below.
     If to the Issuer:
KfW
Palmengartenstraße 5-9
D-60325 Frankfurt am Main
Germany
Attention: Bereich FM
Facsimile No.: +49 69 7431 4324
     If to the Dealers:
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
4 World Financial Center
North Tower — 23rd Floor
New York, New York 10080
United States of America
Attention: MTN Product Management
Facsimile No.: (212) 449-2234

Banc of America Securities LLC
One Bryant Park
New York, New York 10036
United States of America
Attention: High Grade Transaction
                 Management/Legal
Facsimile No.: (646) 855-5958
Barclays Capital Inc.
200 Park Avenue
New York, New York 10166
United States of America
Attention: MTN Trading
Facsimile No.: (212) 412-7305
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
United States of America
Attention: Credit Control –Medium-Term Notes
Facsimile No.: (212) 902-3000
With a copy to:
Goldman, Sachs & Co.
85 Broad Street
United States of America
New York, New York 10004
Attention: Betty Custodio
Morgan Stanley & Co. Incorporated
1585 Broadway, 4th Floor
New York, New York 10036
United States of America
Attention: Money Markets Origination
Facsimile No.:(646)-403-8675; (212) 507-0439
or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 11.
     (b) Effectiveness. Every notice or communication sent in accordance with Section 11(a) shall be effective upon receipt by the addressee. Any such notice or communication which would otherwise take effect after 4:00 P.M. in the place of the addressee on any particular day shall not take effect until 10:00 A.M. on the immediately succeeding business day in the place of the addressee.

12. Survival of Certain Provisions. The respective indemnities, representations and warranties set forth in or made pursuant to this Agreement in relation to any purchase of Notes by a Dealer shall remain operative and in full force and effect and shall survive each delivery of and payment for such Notes.
13. Governing Law and Forum; Miscellaneous.
     (a) Governing Law. This Agreement and any Terms Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the Federal Republic of Germany without regard to conflict of laws principles.
     (b) Forum. Any action or legal proceedings arising out of or in connection with this Agreement or any Terms Agreement entered into between the Issuer and one or more Dealers providing for the purchase of Notes hereunder shall be brought exclusively in the District Court (Landgericht) in Frankfurt am Main, Germany.
     (c) Remedies. The remedies provided herein shall be cumulative to any remedies provided by general provisions of German law.
     (d) Parties. This Agreement and any Terms Agreement shall inure to the benefit of and be binding upon the Dealers and the Issuer and their respective successors, and their respective directors, officers, employees, controlling persons and affiliates referred to in Section 8 hereof; and no other person shall have any right or obligation hereunder. No purchaser of Notes shall be deemed to be a successor merely by reason of such purchase.
     (e) Exhibits, Annexes, Effect of Headings. All Exhibits and Annexes hereto form an integral part of this Agreement. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.
     (f) Amendments to Agreement. Amendments to this Agreement, including this Section 13(f), shall only be made in writing.
     (g) Severability and Partial Invalidity. Should any provision of this Agreement be or become invalid in whole or in part, the other provisions of this Agreement shall remain in full force and effect. Any invalid provision shall be deemed replaced by a valid provision which accomplishes as far as legally possible the economic effects of the invalid provision.
     (h) Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.
     If the foregoing is in accordance with the Dealers’ understanding of our agreement, please sign and return to the Issuer a counterpart hereof, whereupon this Distribution Agreement, along with all counterparts, shall become a binding agreement among the Dealers and the Issuer in accordance with its terms.

Very truly yours, KfW
By:
Name:
Title:

By:
Name:
Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Authorized Signatory

BANC OF AMERICA SECURITIES LLC

By:
Authorized Signatory

BARCLAYS CAPITAL INC.

By:
Authorized Signatory

GOLDMAN, SACHS & CO.

By:
Goldman, Sachs & Co.

MORGAN STANLEY & CO. INCORPORATED

By:
Authorized Signatory

EXHIBIT A
Form of Dealer Accession Letter – Additional Dealer
[NAME AND ADDRESS OF DEALER]
                    , 20_
Re: KfW – Medium-Term Note Program
Ladies and Gentlemen:
     We hereby confirm that, in connection with the Medium-Term Note Program of KfW, we shall treat you in all respects as a Dealer under the distribution agreement, dated January [ • ], 2009 (as the same may from time to time be amended, restated or supplemented, the “Distribution Agreement”) and you shall have all rights and benefits, and be subject to all obligations, of a Dealer as set forth in the Distribution Agreement. Capitalized terms used herein and not otherwise defined herein shall have meanings specified in the Distribution Agreement.
     The following documents have been delivered to you:
     (a) a copy of the Distribution Agreement;
     (b) a copy of the Administrative Procedures;
     (c) a copy of the Fiscal Agency Agreement;
     (d) copies of the Prospectus, in such quantities as you have reasonably requested; and
     (e) copies of the documents being delivered, or most recently delivered, pursuant to Section 6 of the Distribution Agreement.
     For the purposes of the Distribution Agreement, we will use the following details for purposes of giving you notices hereunder:
     [INSERT NAME, ADDRESS, TELEPHONE AND FAX NUMBER OF DEALER]
     Please confirm your acceptance of this appointment by signing this letter and returning it to us.

Yours faithfully,

KfW

By:

Name:
Title:

By:

Name:
Title:
cc: Fiscal Agent

Confirmed on behalf of [DEALER]

By:
Name:
Title:

EXHIBIT B-1
Form of Dealer Confirmation for Fixed Rate Notes
CUSIP: [•]
DEALER CONFIRMATION
Dated                     , 200
We hereby confirm our prior oral agreement on the issuance of Notes with the following terms:

Issuer: KfW	Title of Securities:

Aggregate Principal Amount:	Interest Rate: % per annum

Original Issue Date:	Maturity Date:

Interest Commencement Date:	Final Redemption Price:

Payments:
First Interest Payment Date:
Interest Payment Date(s):
Redemption:       ☐  Yes          ☐ No
Redemption Commencement Date (as provided in para. 3 of §7 of the Conditions):
Redemption Date(s) (as provided in para. 2 of §7 of the Conditions):
Minimum Redemption Notice Period:
Redemption Price (expressed as a percentage of the Aggregate Principal Amount to be redeemed):
Repayment:         ☐ Yes          ☐ No
Repayment Date(s):
Minimum Repayment Notice Period:
Repayment Price (expressed as a percentage of the Aggregate Principal Amount to be repaid):
   Specified Currency:   U.S. dollars for all payments unless otherwise specified below:
Payments of principal and any premium:
Payments of interest:
Authorized Denomination:
Exchange Rate Agent:
  Original Issue Discount Note (“OID”):     ☐ Yes          ☐ No
Total Amount of OID:
Yield to Maturity:
Initial Accrual Period OID:
Other Terms of Notes:

Dealers:
Purchase Price:                      %, plus accrued interest, if any, from                    , 200
Price to Public:                      %, plus accrued interest, if any, from                    , 200
Documents: As orally agreed with you, the following documents indicated below shall be provided to us:
•	Officers’ certificate pursuant to Section 6(b) of the Distribution Agreement: ☐

•	Legal opinion pursuant to Section 6(a) of the Distribution Agreement: ☐

•	Legal opinion and disclosure letter pursuant to Section 6(c) of the Distribution Agreement: ☐

•	Comfort letter pursuant to Section 6(d) of the Distribution Agreement: ☐

•	Legal opinion and disclosure letter pursuant to second paragraph of Section 6 of the Distribution Agreement: ☐
Term Sheet Required:      ☐ Yes          ☐ No
Offering to Retail Investors Contemplated: ☐
If an offering to retail investors is contemplated, please specify the state jurisdiction(s) in the United States under which the Notes shall be qualified for sale:

        Terms left blank or marked “N/A,” “No,” “None” or in a similar manner shall not apply to the issue of Notes except as may otherwise be specified.

EXHIBIT B-2
Form of Dealer Confirmation for Floating Rate Notes
CUSIP: [•]
DEALER CONFIRMATION
Dated                      , 200
We hereby confirm our prior oral agreement on the issuance of Notes with the following terms:

Issuer: KfW	Title of Securities:

Aggregate Principal Amount:	Maturity Date:

Original Issue Date:	Initial Interest Rate:

Interest Commencement Date:	First Interest Payment Date:

Final Redemption Price:

Indexed Notes:
Details:
Type of Floating Rate Note:
  ☐ Regular Floating Rate
  ☐ Floating Rate/Fixed Rate
Fixed Rate Commencement Date:
  ☐ Fixed Rate/Floating Rate
Fixed Interest Rate:
Floating Rate Commencement Date:
  ☐ Inverse Floating Rate
  ☐ Other:
Interest Rate Basis/Bases:
  ☐ CD Rate
  ☐ CMT Rate:
  ☐ CMT (T7051 Page)
  ☐ CMT (T7052 Page)
  ☐ Commercial Paper Rate
  ☐ Federal Funds Rate
  ☐ LIBOR
LIBOR Currency (if not U.S. dollars):
LIBOR Reuters Screen Page (if not U.S. dollars):
  ☐ Prime Rate
  ☐ Treasury Rate:
  ☐ Other:

Spread:	Maximum Interest Rate:
Spread Multiplier:	Minimum Interest Rate:
Index Maturity:

Interest Reset Period:

☐ daily	☐ weekly	☐ monthly
☐ quarterly	☐ semi-annually	☐ annually
Interest Reset Date(s):  as provided in §3(B) of the Conditions (unless otherwise specified)
Interest Determination Date(s):  as provided in §3(C) of the Conditions (unless otherwise specified)
Interest Calculation Date(s):  as provided in §3(F)(1) of the Conditions (unless otherwise specified)
Calculation Agent:
☐ Deutsche Bank Trust Company Americas
☐ Other:
Interest Payment Date(s):  unless otherwise specified, the                      of the following
(subject to §3(E) in the Conditions)
☐ Each of the 12 calendar months in each year
☐ Each March, June, September and December in each year:
Each of the following two calendar months in each year:
The following calendar month in each year:
Redemption:      ☐ Yes          ☐ No
Redemption Commencement Date (as provided in para. 3 of §7 of the Conditions):
Redemption Date(s) (as provided in para. 2 of §7 of the Conditions):
Minimum Redemption Notice Period:
Redemption Price (expressed as a percentage of the Aggregate Principal Amount to be redeemed):
Repayment:      ☐ Yes          ☐ No
Repayment Date(s):
Minimum Repayment Notice Period:
Repayment Price (expressed as a percentage of the Aggregate Principal Amount to be repaid):
Specified Currency:  U.S. dollars for all payments unless otherwise specified below:
Payments of principal and any premium:
Payments of interest:
Authorized Denomination:
Exchange Rate Agent:
Original Issue Discount Note (“OID”):      ☐ Yes          ☐ No
Total Amount of OID:
Yield to Maturity:
Initial Accrual Period OID:
Other Terms of Notes:

Dealers:
Purchase Price:                     %, plus accrued interest, if any, from                    , 200
Price to Public:                     %, plus accrued interest, if any, from                    , 200
Documents: As orally agreed with you, the following documents indicated below shall be provided to us:
•	Officers’ certificate pursuant to Section 6(b) of the Distribution Agreement: ☐

•	Legal opinion pursuant to Section 6(a) of the Distribution Agreement: ☐

•	Legal opinions and disclosure letter pursuant to Sections 6(c) of the Distribution Agreement: ☐

•	Comfort letter pursuant to Section 6(d) of the Distribution Agreement: ☐

•	Legal opinions and disclosure letter pursuant to second paragraph of Section 6 of the Distribution Agreement: ☐
Term Sheet Required:        ☐ Yes          ☐ No
Offering to Retail Investors Contemplated: ☐
If an offering to retail investors is contemplated, please specify the state jurisdiction(s) in the United States under which the Notes shall be qualified for sale:

     Terms left blank or marked “N/A,” “No,” “None” or in a similar manner shall not apply to the issue of Notes except as may otherwise be specified.

EXHIBIT C
Form of Terms Agreement
CUSIP: [•]
TERMS AGREEMENT
THIS AGREEMENT is made on                     , 20_
Between
(1) KfW (the “Issuer”); and
(2) [NAMES OF DEALER[S] ([each, a “Dealer” and, together] the “Dealer[s]”) [if syndicated: [INSERT NAME OF LEAD MANAGER] (the “Lead Manager”), and [INSERT NAME OF OTHER DEALERS] (each, a “Dealer” and, together with the Lead Manager the “Dealers”)].
     This Agreement is supplemental to the distribution agreement, dated January [ • ], 2009 (as the same may from time to time be amended, restated or supplemented, the “Distribution Agreement”). Each of the provisions of the Distribution Agreement is incorporated herein by reference. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Distribution Agreement.
     The Issuer proposes to issue [TITLE OF NOTES] (the “Notes”) pursuant to the Issuer’s Medium-Term Note Program. The Specific Terms of the Notes are attached hereto as Annex A, and the general terms and conditions of the Notes (the “Conditions”) are as set forth in Exhibit E-1 or Exhibit E-2 to the Distribution Agreement, as applicable.
1. Appointment of Dealer[s]. [Insert for Dealer appointed solely for purposes of particular issue of Notes: The Issuer appoints [NAME(S) OF DEALER(S)] [each] as a Dealer under the Distribution Agreement solely for the purposes of the issue of the Notes to which this Agreement relates.] [The Dealer] [if syndicated: The Lead Manager] confirms that it is in receipt of the documents referenced below:
     (a) a copy of the Distribution Agreement;
     (b) a copy of the Administrative Procedures;
     (c) a copy of the Fiscal Agency Agreement;
     (d) copies of the Prospectus, in such quantities as it has reasonably requested; and
     (e) copies of the documents to be delivered, or most recently delivered, pursuant to Section 6 of the Distribution Agreement.
and confirms [on behalf of itself and the other Dealer[s]] that it has found them to be satisfactory or, in the case of any or all documents referred to in clauses (d) and (e) above, has waived delivery thereof.

     [Insert for Dealer appointed solely for purposes of particular issue of Notes: In consideration of the Issuer appointing [NAME(S) OF DEALER(S)] [each] as a Dealer in respect of the Notes under the Distribution Agreement, [each] [the] Dealer hereby undertakes, for the benefit of the Issuer [and each of the other Dealers], that in relation to this issue of the Notes, it will perform and comply with all the duties and obligations assumed by a Dealer under the Distribution Agreement, a copy of which it acknowledges it has received. The Issuer hereby confirms that [each] [the] Dealer shall be vested with all authority, rights, powers, duties and obligations of a Dealer in relation to the issue of the Notes. The details for purposes of giving notices to [each] [the] Dealer hereunder are as follows: [INSERT NAME, ADDRESS, TELEPHONE AND FAX NUMBER OF DEALER[S]]]
2. Issue and Purchase of Notes. Subject to the terms and conditions of the Distribution Agreement and this Agreement, the Issuer hereby agrees to issue the Notes, and the Dealer[s] [severally and not jointly] agree[s] to purchase the Notes, at a purchase price of ___% of the principal amount of the Notes (the “Purchase Price”), being the issue price of ___% less discounts and commissions of ___% of such principal amount.
3. Payment. The [Dealer] [Lead Manager, on behalf of the Dealers,] shall pay, or cause payment of, the Purchase Price less the amount payable, if any, in respect of expenses as separately agreed pursuant to Section 4 hereof (the “Net Proceeds”), in immediately available funds on the Settlement Date, to such account as the Issuer shall have specified not later than two days prior to the Settlement Date against delivery of the Notes. For the purposes of this Agreement, “Settlement Date” means 3:00 p.m., Frankfurt time, on                     , 200___ or such other time and/or date as the Issuer and the [Dealer] [Lead Manager, on behalf of the Dealers,] shall agree.
4. Expenses. The Issuer and the [Dealer] [Lead Manager, on behalf of the Dealers,] have separately agreed on the payment of the expenses as referred to in Section 9 of the Distribution Agreement.
5. Conditions Precedent. This Agreement and the obligations of the Dealer[s] under it are subject to satisfaction of the conditions set out in Section 5 of the Distribution Agreement on the Settlement Date[; and the delivery to the [Dealer] [Lead Manager] on the Settlement Date of the following other documents and instruments as the [Dealer] [Lead Manager, on behalf of the Dealers,] have requested pursuant to Section 6 of the Distribution Agreement: [Insert documents as requested and agreed]].
     The [Dealer] [Lead Manager, on behalf of the Dealers,] may, in its discretion and upon such terms as it deems appropriate, waive any of the conditions in this Section 5 or any part of them. If any of the conditions in this Section 5 is not satisfied on or waived on or before the Settlement Date, this Agreement shall terminate as of such date and the parties hereto shall have no further liability under this Agreement except for any liability arising before or in relation to such termination.
     Upon closing, the conditions in this Section 5 shall either be fulfilled or deemed waived, without any prejudice to any liability with respect to an inaccuracy of any representation and warranty.
6. Governing Law and Forum; Miscellaneous. Section 13 of the Distribution Agreement shall apply to this Agreement as if expressly incorporated herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives, all as of the date first above written.

KfW

By:
Name:
Title:

By:
Name:
Title:

[NAME OF LEAD MANAGER/DEALER]

By:
Name:
Title:

[[NAME[S] OF DEALER[S]]

By:
(Attorney-in-fact)]
Title:

Annex A to the Terms Agreement
Specific Terms
[Specific Terms to be prepared using the form set forth in Exhibit E-1 or E-2 to the Distribution
Agreement, as applicable]

EXHIBIT D-1
Form of Final Term Sheet for Fixed Rate Notes

Filed pursuant to Rule 433
CUSIP: [•]	Registration No. [•]
ISIN: [•]
KFW US MTN
FINAL TERM SHEET
Dated                     , 200_

Issuer: KfW	Title of Securities:

Aggregate Principal Amount:	Interest Rate: % per annum

Original Issue Date:	Maturity Date:

Interest Commencement Date:	Final Redemption Price:

Payments:
First Interest Payment Date:
Interest Payment Date(s):
Redemption: ☐ Yes       No ☐
Redemption Commencement Date (as provided in para. 3 of §7 of the Conditions):
Redemption Date(s) (as provided in para. 2 of §7 of the Conditions):
Minimum Redemption Notice Period:
Redemption Price (expressed as a percentage of the Aggregate Principal Amount to be redeemed):
Repayment: ☐ Yes       No ☐
Repayment Date(s):
Minimum Repayment Notice Period:
Repayment Price (expressed as a percentage of the Aggregate Principal Amount to be repaid):
Specified Currency: U.S. dollars for all payments unless otherwise specified below:
Payments of principal and any premium:
Payments of interest:
Authorized Denomination:
Exchange Rate Agent:
Original Issue Discount Note (“OID”): ☐ Yes       No ☐
Total Amount of OID:
Yield to Maturity:
Initial Accrual Period OID:
Other Terms of Notes:

Price to Public:
Dealers:
     Terms left blank or marked “N/A,” “No,” “None” or in a similar manner shall not apply to the issue of Notes except as may otherwise be specified. [Note: non-applicable terms may be deleted]
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, any dealer participating in the offering will arrange to send you the prospectus, which you may request by calling toll-free [•]

EXHIBIT D-2
Form of Final Term Sheet for Floating Rate Notes

Filed pursuant to Rule 433
CUSIP: [•]	Registration No. [•]
ISIN: [•]
KFW US MTN
FINAL TERM SHEET
Dated                      , 200_

Issuer: KfW	Title of Securities:

Aggregate Principal Amount:	Maturity Date:

Original Issue Date:	Initial Interest Rate:

Interest Commencement Date:	First Interest Payment Date:

Final Redemption Price:

Indexed Notes:
Details:
Type of Floating Rate Note:
☐ Regular Floating Rate
☐ Floating Rate/Fixed Rate
                     Fixed Rate Commencement Date:
☐ Fixed Rate/Floating Rate
                     Fixed Interest Rate:
                     Floating Rate Commencement Date:
☐ Inverse Floating Rate
☐ Other:
Interest Rate Basis/Bases:
☐ CD Rate
☐ CMT Rate:
                     ☐ CMT (T7051 Page)
                     ☐ CMT (T7052 Page)
☐ Commercial Paper Rate
☐ Federal Funds Rate
☐ LIBOR
                     LIBOR Currency (if not U.S. dollars):
                     LIBOR Reuters Screen Page (if not U.S. dollars):
☐ Prime Rate
☐ Treasury Rate:
☐ Other:

Spread:	Maximum Interest Rate:
Spread Multiplier:	Minimum Interest Rate:
Index Maturity:
Interest Reset Period:

☐ daily	☐ weekly	☐ monthly
☐ quarterly	☐ semi-annually	☐ annually
Interest Reset Date(s): as provided in §3(B) of the Conditions (unless otherwise specified)
Interest Determination Date(s): as provided in §3(C) of the Conditions (unless otherwise specified)
Interest Calculation Date(s): as provided in §3(F)(1) of the Conditions (unless otherwise specified)
Calculation Agent:
                     ☐ Deutsche Bank Trust Company Americas
                     ☐ Other:
Interest Payment Date(s): unless otherwise specified, the                      of the following
(subject to §3(E) in the Conditions)
☐ Each of the 12 calendar months in each year
☐ Each March, June, September and December in each year:
Each of the following two calendar months in each year:
The following calendar month in each year:
Redemption: ☐ Yes       ☐ No
Redemption Commencement Date (as provided in para. 3 of §7 of the Conditions):
Redemption Date(s) (as provided in para. 2 of §7 of the Conditions):
Minimum Redemption Notice Period:
Redemption Price (expressed as a percentage of the Aggregate Principal Amount to be redeemed):
Repayment: ☐ Yes       ☐ No
Repayment Date(s):
Minimum Repayment Notice Period:
Repayment Price (expressed as a percentage of the Aggregate Principal Amount to be repaid):
Specified Currency: U.S. dollars for all payments unless otherwise specified below:
Payments of principal and any premium:
Payments of interest:
Authorized Denomination:
Exchange Rate Agent:
Original Issue Discount Note (“OID”): ☐ Yes       ☐ No
Total Amount of OID:
Yield to Maturity:
Initial Accrual Period OID:

Other Terms of Notes:
Price to Public:
Dealers:
     Terms left blank or marked “N/A,” “No,” “None” or in a similar manner shall not apply to the issue of Notes except as may otherwise be specified. [Note: non-applicable terms may be deleted]
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, any dealer participating in the offering will arrange to send you the prospectus, which you may request by calling toll-free [•].

EXHIBIT E-1
Form of Specific Terms and Conditions for Fixed Rate Notes
SPECIFIC TERMS
          The following terms apply to the Notes represented by the Global Certificate as and to the extent shown below:

Aggregate Principal Amount:	Interest Rate: % per annum

Original Issue Date:	Maturity Date:

Interest Commencement Date:	Final Redemption Price:

Payments:
First Interest Payment Date:
Interest Payment Date(s):
Redemption: ☐  Yes       ☐ No
Redemption Commencement Date (as provided in para. 3 of §7 of the Conditions):
Redemption Date(s) (as provided in para. 2 of §7) of the Conditions):
Minimum Redemption Notice Period:
Redemption Price (expressed as a percentage of the Aggregate Principal Amount to be redeemed):
Repayment:  ☐ Yes      ☐ No
Repayment Date(s):
Minimum Repayment Notice Period:
Repayment Price (expressed as a percentage of the Aggregate Principal Amount to be repaid):
Specified Currency:   U.S. dollars for all payments unless otherwise specified below:
Payments of principal and any premium:
Payments of interest:
Authorized Denomination:
Exchange Rate Agent:
Original Issue Discount Note (“OID”): ☐  Yes      ☐ No
Total Amount of OID:
Yield to Maturity:
Initial Accrual Period OID:
Other Terms of Notes:

          Terms left blank or marked “N/A,” “No,” “None” or in a similar manner do not apply to the issue of Notes except as may otherwise be specified.

TERMS AND CONDITIONS OF THE NOTES
          Capitalized terms used but not defined in these Terms and Conditions (the “Conditions”) shall have the same meaning as set out under “General” and “Specific Terms” in the Global Certificate. In the event of any inconsistency between the Specific Terms and the Conditions, the Specific Terms shall prevail.
§ 1
Form
          The Notes shall only be issued in book-entry form represented by one or more registered Global Certificates without coupons. Cede & Co. as nominee of DTC, or any successor nominee of DTC, shall be the registered holder of the Notes (the “Registered Holder”). Each actual purchaser having an ownership interest in the Notes represented by the Global Certificate(s) as recorded in the systems of DTC or its participants is referred to as a “Holder.” The Notes may be transferred only through DTC or its participants.
§ 2
Status
          The Notes constitute unsecured and unsubordinated obligations of the Issuer and rank pari passu with all other present and future unsecured and unsubordinated obligations of the Issuer, but subject to any applicable mandatory statutory exceptions.
§ 3
Interest
          Each Note bears interest from the Interest Commencement Date at the rate per annum equal to the Interest Rate until the principal thereof is paid.
          Interest shall accrue from and including the Interest Commencement Date, if no interest has yet been paid, or the immediately preceding Interest Payment Date on which interest was paid. Interest shall accrue until but excluding the applicable Interest Payment Date or the Maturity Date (or any other day on which the Notes become due for redemption or repayment), as the case may be. If it is necessary to compute interest for a period other than a full calendar year, interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.
          Interest shall be payable in arrears on each Interest Payment Date and on the Maturity Date (or any other day on which the Notes become due for redemption or repayment). The first interest payment shall be made on the First Interest Payment Date.
          Should the Issuer fail to redeem any Note on its due date, interest on the Note shall accrue (subject to the provisions of § 5 regarding payments due on a day other than a Business Day) beyond the due date until actual redemption of the Note at the default rate of interest established by law.

§ 4
Maturity
          Subject to the provisions of §§ 7, 8 and 11, the Notes shall be redeemed at the Final Redemption Price on the Maturity Date, unless stated otherwise in the Specific Terms.
§ 5
Payments
          Currency of payment. The Issuer will make payments of all amounts payable on the Notes in U.S. dollars unless the Specified Currency is a currency other than U.S. dollars and the Holder elects (in the manner described below) to receive payments in such Specified Currency.
          Any Holder may elect to receive payment of principal and interest with respect to the Notes in the Specified Currency by causing DTC, through the relevant DTC participant, to notify the Fiscal Agent by the time specified below of (i) such Holder’s election to receive all or a portion of such payment in the Specified Currency and (ii) wire transfer instructions to a Specified Currency account (the “Specified Currency Account”). Such election in respect of any payment shall be made by the Holder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable. The Fiscal Agent must receive DTC’s notification of such election, wire transfer instructions, and the amount payable in the Specified Currency prior to 5:00 p.m., New York City time, on the fifth New York Business Day following the relevant Record Date in the case of interest and prior to 5:00 p.m., New York City time, on the eighth New York Business Day prior to the payment date for the payment of principal.
          Absent such election, the Exchange Rate Agent will convert the aggregate amount payable in U.S. dollars (the “Conversion Amount”) into U.S. dollars. All costs of any such conversion shall be deducted from such payments. Any such conversion shall be based on the bid quotation of the Exchange Rate Agent, at or prior to 11:00 a.m., New York City time, on the second Conversion Business Day (as defined below) preceding the relevant payment date, for the purchase by the Exchange Rate Agent of the Conversion Amount with U.S. dollars for settlement on such payment date. “Conversion Business Day” means a day which is a New York Business Day and a Frankfurt Business Day (as defined in the section below entitled “Business Day”) and a day other than a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency. If such bid quotation is not available, the Exchange Rate Agent shall obtain a bid quotation from a leading foreign exchange bank in The City of New York selected by the Exchange Rate Agent for such purpose. If no bid quotation from a leading foreign exchange bank is available, payment of the Conversion Amount will be made in the Specified Currency to the account or accounts specified by DTC to the Fiscal Agent. Until such account or accounts are so specified, the funds still held by the Fiscal Agent shall bear interest at the rate of interest quoted by the Fiscal Agent for deposits with it on an overnight basis, to the extent that the Fiscal Agent is reasonably able to reinvest such funds.
          If the Issuer determines (i) that any amount payable on a relevant payment date in a Specified Currency other than U.S. dollars or any successor currency to it provided for by law (the “Successor Currency”) is not available to it in freely negotiable and convertible funds for reasons beyond its control, (ii) that such Specified Currency or any Successor Currency is no longer used for the settlement of international financial transactions, (iii) that the settlement of payments in the Specified Currency or the Successor Currency by a clearing system may not be effected or is disrupted on a relevant payment date, or (iv) that due to other reasons beyond the Issuer’s control either any amount in the Specified Currency or the Successor Currency payable on a relevant payment date is not available to the Issuer or payments of such amounts may not be effected, the Issuer may fulfill its payment obligations by making such payment in U.S. dollars on, or as soon as reasonably practicable after, the respective payment date on the basis of the Applicable Exchange Rate. No further interest or any other payment shall be due as a result thereof. The “Applicable Exchange Rate” for a Specified Currency other than U.S. dollars means (i) if available, the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency or the Successor Currency on the second New York Business Day preceding the particular payment date as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York or any successor rate thereto, (ii) if the rate under (i) is not available, the spot foreign exchange rate at which the Specified Currency or the Successor Currency is offered in exchange for U.S. dollars at noon, Frankfurt time, on the second Conversion Business Day preceding the date on which the payment is effected, or (iii) if the rate under (ii) is not available, the spot foreign exchange rate for the Specified Currency or the Successor Currency as determined by the Issuer in its equitable discretion.
          Manner of payment. The Issuer will make payments of any amount payable on the Notes through the Fiscal Agent by wire transfer of immediately available funds.
          Payments in U.S. dollars shall be made by the Fiscal Agent on the relevant payment date to, or to the order of, the Registered Holder as of the Record Date (as defined below). Such funds will be distributed through the relevant DTC participants to the Holders as of the Record Date. The “Record Date” shall be the fifteenth calendar day immediately preceding the relevant payment date.
          If a Holder elects payment in a Specified Currency other than U.S. dollars as set out above, payments in such Specified Currency shall be made by the Fiscal Agent on the relevant payment date to the Specified Currency Account.
          Payments made by the Issuer to, or to the order of, the Registered Holder (or, if applicable, to the Specified Currency Account) shall discharge the liability of the Issuer under the Notes to the extent of the sums so paid. Neither the Issuer nor the Fiscal Agent will have any responsibility or liability for any aspect of the records of any DTC participant relating to or payments made by any DTC participant to a Holder or for maintaining, supervising, or reviewing any such records.
          Payments of principal (except in the case of partial redemption or partial repayment pursuant to §§ 7, 8 and 11) shall be made upon surrender of the Global Certificates(s) to the Fiscal Agent. The Fiscal Agent shall maintain records of payments of principal and interest made in respect of the Notes.
          Account designation. The Registered Holder shall designate the account for wire transfer by transmitting the appropriate information to the Fiscal Agent by mail, hand delivery, fax, or in any other manner approved by the Fiscal Agent. Unless revoked, any such account designation made with respect to the Notes by the Registered Holder will remain in effect with respect to any further payments. Holders must make account designations in accordance with the procedures of DTC and the relevant DTC participant.
          Payments due on a Non-Business Day. Unless otherwise determined in the Specific Terms, if any amount payable on the Notes is due on a day (a “Specified Day”) that is not a Business Day, such amount will not be paid or made available for payment until the next succeeding Business Day with the same force and effect as if such amount were paid on the Specified Day, and no further interest shall be paid in respect of the delay of such payment.
          Business Day. Unless otherwise designated in the Specific Terms, a “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York (such day also being referred to as a “New York Business Day”); provided, however, that:
          (i) with respect to Notes with a Specified Currency that is euros, the day must also be a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System

(TARGET) (or any successor), which utilizes a single shared platform and was launched on November 19, 2007, is open; and
          (ii) with respect to Notes with a Specified Currency other than U.S. dollars or euros, the day must also not be a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency.
          “Principal Financial Center” means, as applicable: the capital city of the country issuing the Specified Currency or the capital city of the country to which the LIBOR currency relates; provided, however, that with respect to U.S. dollars, Australian dollars, Brazilian reais, Canadian dollars, euros, Indian rupees, Israeli shekels, New Zealand dollars, Pakistani rupees, South African rand , Swiss francs and Turkish liras, the “Principal Financial Center” shall be New York, Sydney, São Paulo, Toronto, London (solely in the case of the LIBOR currency), Mumbai, Tel Aviv, Wellington and Auckland, Karachi, Johannesburg, Zurich and Istanbul, respectively.
          A “Frankfurt Business Day” is any day other than a Saturday, Sunday, legal holiday in Frankfurt am Main, or a day on which commercial banks are authorized or required by law, regulation, or executive order to close in Frankfurt am Main.
          U.S. dollars. References to U.S. dollars or $ shall mean, as of any time, the coin or currency that is then lawful currency in the United States of America.
          Euros. References to euros or € shall mean, as of any time, the lawful currency of the member states of the European Union that have adopted the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union and the Treaty of Amsterdam, and as further amended from time to time.
          Other currencies. References to a particular currency other than U.S. dollars and euros shall mean, as of any time, the coin or currency that is then lawful currency in the country issuing such currency on the Original Issue Date.
§ 6
The Agents
          The Issuer has initially appointed Deutsche Bank Trust Company Americas as the Fiscal Agent and Registrar pursuant to the Fiscal Agency Agreement. If the principal of or interest on the Notes is payable in a Specified Currency other than U.S. dollars, the Issuer has initially appointed the institution named in the Specific Terms as Exchange Rate Agent to act as such agent with respect to the Notes. The Fiscal Agent, the Registrar and the Exchange Rate Agent are referred to herein as the “Agents.”
          The Issuer may, in its sole discretion, appoint any other institution to serve as any such Agent from time to time. The Issuer will give prompt written notice of any change in any such appointment to the Fiscal Agent and by notification pursuant to § 12 hereof.
          All determinations made by any Agent may be made by such Agent in its sole discretion and, absent manifest error, shall be conclusive for all purposes and binding on the Registered Holder, the Holders, and the Issuer.
          The Agents in such capacity are acting exclusively as agents of the Issuer and do not have any legal relationship of whatever nature with the Registered Holder or the Holders and are not in any event accountable to the Registered Holder or any Holder.

§ 7
Redemption at the Issuer’s Option
          The Notes shall not be redeemable by the Issuer before the Maturity Date unless a Redemption Date or a Redemption Commencement Date is designated in the Specific Terms.
          If a Redemption Date is so specified, and unless otherwise designated in the Specific Terms, the Notes may be so redeemed on such Redemption Date, in whole or in part, in any amount equal to an Authorized Denomination or integral multiple thereof (provided that the remaining principal amount thereof shall at least equal an Authorized Denomination) at the Redemption Price together with interest accrued thereon to but excluding the Redemption Date. Such redemption shall be upon notice in compliance with §12 hereof and in compliance with the Minimum Redemption Notice Period as specified in the Specific Terms.
          If a Redemption Commencement Date is so specified, and unless otherwise designated in the Specific Terms, the Notes may be so redeemed any time thereafter, in whole or in part, and in any amount equal to an Authorized Denomination or integral multiple thereof (provided that the remaining principal amount thereof shall at least equal an Authorized Denomination) at the Redemption Price together with interest accrued thereon to but excluding the Redemption Date. Such redemption shall be upon notice of not less than 30 and not more than 60 calendar days and in compliance with §12 hereof.
§ 8
Repayment at the Holder’s Option
          The Notes shall not be repayable before the Maturity Date unless one or more Repayment Dates are designated in the Specific Terms. If a Repayment Date is so specified, and unless otherwise designated in the Specific Terms, a Holder may request (in the manner described below) repayment of any Note, in whole or in part, in any amount equal to an Authorized Denomination or integral multiple thereof (provided that the remaining principal amount thereof shall at least equal an Authorized Denomination) at the Repayment Price together with interest accrued thereon to but excluding the Repayment Date.
          In order to exercise such repayment option, a Holder must instruct DTC or its participants in a timely manner as required by the DTC procedures applicable from time to time.
          If so instructed, DTC shall cause the Registered Holder to request such repayment of the Fiscal Agent on behalf of the Holder in compliance with the Minimum Repayment Notice Period designated in the Specific Terms. All instructions given to the Fiscal Agent relating to the option to elect repayment are irrevocable.
          The Issuer shall only be obliged to repay Notes in respect to which a Holder has exercised its repayment option against transfer of such Holder’s ownership interest in the relevant Notes to the Fiscal Agent.
§ 9
Further Issues, Purchases and Cancellation
          The Issuer may from time to time, without the consent of the Holders, issue further Notes having the same terms and conditions as the Notes in all respects (or in all respects except for the issue date, interest commencement date and/or issue price) so as to form a single issuance with the Notes. The term “Notes” shall, in the event of such increase, also include such further Notes.

          The Issuer may at any time purchase Notes in the open market or otherwise and at any price. Notes purchased by the Issuer may, at the option of the Issuer, be held or resold, or transferred to the Fiscal Agent for cancellation. If such Notes are redeemed in full or are transferred for cancellation they shall be cancelled forthwith and may not be reissued or resold.
§ 10
Taxation
          All payments by the Issuer in respect of the Notes shall be made without deduction or withholding of taxes or other duties, unless such deduction or withholding is required by law. In the event of such deduction or withholding, the Issuer shall not be required to pay any additional amounts in respect of the Notes.
§ 11
Termination for Default
          If the Issuer shall fail to pay any amount payable hereunder within 30 days from the relevant due date, any Holder may, through the Depositary, declare any Notes due and demand repayment thereof at their principal amount plus interest accrued to the date of repayment. Any notice declaring the Notes due shall be made by means of written notice to be delivered by hand or registered mail to the Issuer together with proof that such Holder at the time of such notice has an ownership interest in the relevant Notes by means of a certificate of the Holder’s Custodian pursuant to § 14(a) hereof. The right to declare Notes due shall cease if the Issuer has made payment to or to the order of the Registered Holder (or, in the case of payments to be made in a Specified Currency other than U.S. dollars, the Specified Currency Account) before the Holder has exercised such right.
§ 12
Notices
          Any notice required to be made by the Issuer concerning the Notes shall be given in writing to DTC for communication by DTC and its participants to the Holders. Any such notice shall be deemed to have been given to the Holders on the third day after the day on which the said notice was given to DTC.
§ 13
Governing Law, Exclusion of Provisions on General Business Conditions
THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE FEDERAL REPUBLIC OF GERMANY WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
NOTWITHSTANDING THE ABOVE, THE PROVISIONS ON GENERAL BUSINESS CONDITIONS (ALLGEMEINE GESCHÄFTSBEDINGUNGEN, §§ 305-310 OF THE GERMAN CIVIL CODE) SHALL NOT APPLY TO THE NOTES.
ANY DISPOSITION OF THE NOTES, INCLUDING TRANSFERS AND PLEDGES OF NOTES EXECUTED BETWEEN DTC PARTICIPANTS, AND BETWEEN DTC AND DTC PARTICIPANTS, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

§ 14
Remedies
Jurisdiction. Any action or other legal proceedings arising out of or in connection with the Notes may exclusively be brought in the District Court (Landgericht) in Frankfurt am Main.
Enforcement. Any Holder may in any proceedings against the Issuer or to which the Holder and the Issuer are parties protect and enforce in its own name its rights arising under the Notes on the basis of (a) a certificate issued by its Custodian (as defined below) (i) stating the full name and address of the Holder, (ii) specifying an aggregate principal amount of Notes credited on the date of such statement to such Holder’s securities account maintained with such Custodian, and (iii) confirming that the Custodian has given written notice to DTC and the Registrar containing the information pursuant to (i) and (ii) and bearing acknowledgements of DTC and the relevant DTC participant, and (b) copies of the Global Certificate(s) certified as being true copies by a duly authorized officer of DTC or the Registrar. For purposes of the foregoing, “Custodian” means any bank or other financial institution of recognized standing authorized to engage in securities custody business with which the Holder maintains a securities account in respect of the Notes and includes DTC and its participants.

EXHIBIT E-2
Form of Specific Terms and Conditions for Floating Rate Notes
SPECIFIC TERMS
          The following terms apply to the Notes represented by the Global Certificate as and to the extent shown below:

Aggregate Principal Amount:	Maturity Date:

Original Issue Date:	Initial Interest Rate:

Interest Commencement Date:	First Interest Payment Date:

Final Redemption Price:

Indexed Notes:
Details:
Type of Floating Rate Note:
☐ Regular Floating Rate
☐ Floating Rate/Fixed Rate
          Fixed Rate Commencement Date:
☐ Fixed Rate/Floating Rate
          Fixed Interest Rate:
          Floating Rate Commencement Date:
☐ Inverse Floating Rate
☐ Other:
Interest Rate Basis/Bases:
☐ CD Rate
☐ CMT Rate:
          ☐ CMT (T7051 Page)
          ☐ CMT (T7052 Page)
☐ Commercial Paper Rate
☐ Federal Funds Rate
☐ LIBOR
          LIBOR Currency (if not U.S. dollars):
          LIBOR Reuters Screen Page (if not U.S. dollars):
☐ Prime Rate
☐ Treasury Rate:
☐ Other:

Spread:	Maximum Interest Rate:
Spread Multiplier:	Minimum Interest Rate:
Index Maturity:
Interest Reset Period:

☐ daily	☐ weekly	☐ monthly
☐ quarterly	☐ semi-annually	☐ annually
Interest Reset Date(s): as provided in §3(B) of the Conditions (unless otherwise specified)

Interest Determination Date(s): as provided in §3(C) of the Conditions (unless otherwise specified)
Interest Calculation Date(s): as provided in §3(F)(1) of the Conditions (unless otherwise specified)
Calculation Agent:
          ☐ Deutsche Bank Trust Company Americas
          ☐ Other:
Interest Payment Date(s): unless otherwise specified, the of the following
(subject to §3(E) in the Conditions)
☐ Each of the 12 calendar months in each year
☐ Each March, June, September and December in each year:
Each of the following two calendar months in each year:
The following calendar month in each year:
Redemption: ☐ Yes      ☐ No
Redemption Commencement Date (as provided in para. 3 of §7 of the Conditions):
Redemption Date(s) (as provided in para. 2 of §7 of the Conditions):
Minimum Redemption Notice Period:
Redemption Price (expressed as a percentage of the Aggregate Principal Amount to be redeemed):
Repayment: ☐ Yes      ☐ No
Repayment Date(s):
Minimum Repayment Notice Period:
Repayment Price (expressed as a percentage of the Aggregate Principal Amount to be repaid):
Specified Currency: U.S. dollars for all payments unless otherwise specified below:
Payments of principal and any premium:
Payments of interest:
Authorized Denomination:
Exchange Rate Agent:
Original Issue Discount Note (“OID”): ☐ Yes      ☐ No
Total Amount of OID:
Yield to Maturity:
Initial Accrual Period OID:
Other Terms of Notes:

          Terms left blank or marked “N/A,” “No,” “None” or in a similar manner do not apply to the Note except as may otherwise be specified.
Frankfurt am Main, Federal Republic of Germany                     , 200_

TERMS AND CONDITIONS OF THE NOTES
          Capitalized terms used but not defined in these Terms and Conditions (the “Conditions”) shall have the same meaning as set out under “General” and “Specific Terms” in the Global Certificate. In the event of any inconsistency between the Specific Terms and the Conditions, the Specific Terms shall prevail.
§ 1
Form
          The Notes shall only be issued in book-entry form represented by one or more registered Global Certificates without coupons. Cede & Co. as nominee of DTC, or any successor nominee of DTC, shall be the registered holder of the Notes (the “Registered Holder”). Each actual purchaser having an ownership interest in the Notes represented by the Global Certificate(s) as recorded in the systems of DTC or its participants is referred to as a “Holder.” The Notes may be transferred only through DTC or its participants.
§ 2
Status
          The Notes constitute unsecured and unsubordinated obligations of the Issuer and rank pari passu with all other present and future unsecured and unsubordinated obligations of the Issuer, but subject to any applicable mandatory statutory exceptions.
§ 3
Interest
          Each Note bears interest from the Interest Commencement Date pursuant to the interest rate formula as designated in the Specific Terms until the principal thereof is paid.
          Interest shall accrue from and including the Interest Commencement Date, if no interest has yet been paid, or the immediately preceding Interest Payment Date on which interest was paid. Interest shall accrue until but excluding the applicable Interest Payment Date or the Maturity Date (or any other day on which the Notes become due for redemption or repayment), as the case may be.
          Interest shall be payable in arrears on each Interest Payment Date and on the Maturity Date (or any other day on which the Notes become due for redemption or repayment). The first interest payment shall be made on the First Interest Payment Date.
          Should the Issuer fail to redeem any Note on its due date, interest on the Note shall accrue (subject to §3(E) regarding payments due on a day other than a Business Day) beyond the due date until actual redemption of the Note at the default rate of interest established by law.
(A) Types of Notes. All Notes are Regular Floating Rate Notes unless they are designated as Fixed Rate/Floating Rate Notes, Floating Rate/Fixed Rate Notes or as Inverse Floating Rate Notes in the Specific Terms or as otherwise determined in the Specific Terms. The interest on the Notes shall never be less than zero. The Initial Interest Rate will be the interest rate for the period from the Interest Commencement Date to the first Interest Reset Date; commencing on the first Interest Reset Date, the interest rate will be reset as of each Interest Reset Date.

(1)	If a Note is a Regular Floating Rate Note, the interest rate is any applicable Interest Rate Basis plus or minus any applicable Spread and/or multiplied by any applicable Spread Multiplier.

(2)	If a Note is a Fixed Rate/Floating Rate Note, the interest rate is the Fixed Interest Rate designated in the Specific Terms; provided, however, that the interest rate commencing on the Floating Rate Commencement Date will be the applicable Interest Rate Basis plus or minus any applicable Spread and/or multiplied by any applicable Spread Multiplier.

(3)	If a Note is a Floating Rate/Fixed Rate Note, the interest rate is the applicable Interest Rate Basis plus or minus any applicable Spread and/or multiplied by any applicable Spread Multiplier; provided, however, that the interest rate commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate designated in the Specific Terms (or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date).

(4)	If a Note is an Inverse Floating Rate Note, the interest rate is the Fixed Interest Rate minus the Interest Rate Basis plus or minus any applicable Spread and/or multiplied by any applicable Spread Multiplier.
(B) Interest Reset Dates. The interest rate on the Notes will be reset on the dates provided in the Specific Terms (the “Interest Reset Dates”), and the period from and including the most recent Interest Reset Date, to but excluding the next subsequent Interest Reset Dates, will be the “Interest Reset Period.” Unless otherwise designated in the Specific Terms, the Interest Reset Dates will be as follows (subject to the following paragraph):
(1)	in the case of Notes that reset daily, each Business Day;

(2)	in the case of Notes that reset weekly, the Wednesday of each week; however, if the applicable Interest Rate Basis is the Treasury Rate (except as otherwise provided with regard to the Treasury Rate in § 3(C)(4) below) the Tuesday of each week;

(3)	in the case of Notes that reset monthly, the third Wednesday of each month;

(4)	in the case of Notes that reset quarterly, the third Wednesday of each March, June, September and December;

(5)	in the case of Notes that reset semi-annually, the third Wednesday of each of the two months in each year specified in the Specific Terms; and

(6)	in the case of Notes that reset annually, the third Wednesday of the month in each year specified in the Specific Terms;
provided, however, that for Floating Rate/Fixed Rate Notes, the interest rate will not reset after the designated Fixed Rate Commencement Date.
          If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day (and the interest rate in effect immediately prior to the postponed Interest Reset Date will remain in effect to but excluding such Business Day), except that, unless otherwise designated in the Specific Terms, if the Interest Rate Basis is LIBOR and such next succeeding Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

(C) Interest Determination Dates. The interest rate applicable to an Interest Reset Period commencing as of the applicable Interest Reset Date will be determined by reference to the applicable Interest Rate Basis as of the particular “Interest Determination Date,” which will be:
(1)	with respect to the Commercial Paper Rate, the Federal Funds Rate and the Prime Rate, the Business Day immediately preceding the related Interest Reset Date;

(2)	with respect to the CD Rate and the CMT Rate, the second Business Day preceding the related Interest Reset Date;

(3)	with respect to LIBOR, the second London Banking Day (as defined in § 5 below) preceding the related Interest Reset Date; and

(4)	with respect to the Treasury Rate, the day on which Treasury Bills (as defined in § 3(M)(1) below) are normally auctioned for the week in which the related Interest Reset Date falls; provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be such preceding Friday.
          If the interest rate of a Note is determined with reference to two or more Interest Rate Bases, the Interest Determination Date pertaining to such Note will be the latest Business Day on which each Interest Rate Basis is determinable that is at least two Business Days before the related Interest Reset Date for the applicable Note.
(D) Maximum and Minimum Interest Rates. A Note may also have a maximum numerical limitation that may accrue during any Interest Reset Period (a “Maximum Interest Rate”), and/or a minimum numerical limitation that may accrue during any Interest Reset Period (a “Minimum Interest Rate”).
(E) Interest Payment Dates. “Interest Payment Dates” means dates on which interest on the Notes is payable, and the Maturity Date. Unless otherwise designated in the Specific Terms, the Interest Payment Dates will be:
(1)	in the case of Notes that reset daily, weekly or monthly, the third Wednesday of each month or the third Wednesday of March, June, September and December of each year, as designated in the Specific Terms;

(2)	in the case of Notes that reset quarterly, the third Wednesday of March, June, September and December of each year;

(3)	in the case of Notes that reset semi-annually, the third Wednesday of the two months of each year designated in the Specific Terms; and

(4)	in the case of Notes that reset annually, the third Wednesday of the month of each year specified in the Specific Terms.
          If any Interest Payment Date other than the Maturity Date (or any other day on which the Note becomes due for redemption or repayment) would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day (“Following”) (and interest will accrue at the rate in effect immediately prior to the postponed Interest Payment Date to but excluding the postponed Interest Payment Date), except that to the extent so designated in the applicable Pricing Supplement, or in the case of a Note as to which LIBOR is an applicable Interest Rate Basis, and to the extent such Business Day falls in the next succeeding calendar month, the particular Interest Payment Date will be the immediately preceding Business Day (“Modified

Following”)(and interest will accrue at the interest rate then in effect only to but excluding such preceding Business Day).
          If the Maturity Date (or any other day on which the Note becomes due for redemption or repayment) falls on a day that is not a Business Day, the required payment of interest will be made on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.
(F) Interest Calculation. The Calculation Agent will determine the interest rate applicable to each Interest Reset Period on or prior to the Interest Calculation Date (as defined below), except with respect to LIBOR, which will be determined on the particular Interest Determination Date. Upon request of a Holder, the Calculation Agent will disclose the interest rate then in effect and, if determined, the interest rate that will become effective as a result of the determination made for the next succeeding Interest Reset Date with respect to the particular Note.
(1)	The “Interest Calculation Date,” if applicable, pertaining to any Interest Reset Period will be the earlier of (i) the tenth calendar day after the particular Interest Determination Date for the particular Interest Reset Period or, if such day is not a Business Day, the next succeeding Business Day, and (ii) the third Frankfurt Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

(2)	All percentages resulting from any calculation on Notes will be rounded to the nearest one hundred-thousandth of a percentage point, with five one millionths (0.000005) of a percentage point rounded upwards. All amounts used in or resulting from any calculation of interest payable on the Notes will be rounded, in the case of U.S. dollars, to the nearest cent or, in the case of a non-U.S. currency, to the nearest unit (with one-half cent or unit being rounded upwards).

(3)	With respect to each Note, accrued interest is calculated by multiplying the principal amount of the Note by an accrued interest factor. Unless specified otherwise, the accrued interest factor is computed by adding the interest factors calculated for each day in the particular interest period for which accrued interest is being calculated. The interest factor for each day will be computed by dividing the interest rate applicable to such day
(a)	by 360, in the case of Notes as to which the CD Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR, or the Prime Rate is an applicable Interest Rate Basis; or

(b)	by the actual number of days in the year, in the case of Notes as to which the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis.
          The interest factor for Notes as to which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis designated in the Specific Terms applied.
          The Calculation Agent shall determine the rate derived from each Interest Rate Basis in accordance with the following provisions.
          For the purpose of the following description, “Reuters” means, when used in connection with any designated page and any floating rate option, the display page so designated on the Reuters service, or any successor service or source.

(G)	Determination of the CD Rate. The “CD Rate” means:
(1)	the rate on the particular Interest Determination Date for negotiable U.S. dollar certificates of deposit having the Index Maturity designated in the Specific Terms as published in H.15(519) (as defined below) under the caption “CDs (secondary market);” or

(2)	if the rate referred to in clause (1) above is not so published on or before the related Interest Calculation Date, the rate on the particular Interest Determination Date for negotiable U.S. dollar certificates of deposit of the particular Index Maturity as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “CDs (secondary market);” or

(3)	if the rate referred to in clause (2) above is not so published on or before the related Interest Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that Interest Determination Date, of three leading non-bank dealers in negotiable U.S. dollar certificates of deposit in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent for negotiable U.S. dollar certificates of deposit of major U.S. money market banks for negotiable U.S. certificates of deposit with a remaining maturity closest to the particular Index Maturity in an amount that is, in the judgment of the Calculation Agent, representative for a single transaction in that market at that time; or

(4)	if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3) above, the CD Rate in effect on the particular Interest Determination Date.
“H.15(519)” means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System http://www.federalreserve.gov/releases/H15/update, or any successor site or publication.
“H.15 Daily Update” means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/H15/update, or any successor site or publication.
(H)	Determination of the CMT Rate. The “CMT Rate” means:
(1)	if the Reuters 7051 page is designated in the Specific Terms:
(a)	the percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified in the Specific Terms as published in H.15(519) under the caption “Treasury Constant Maturities,” as the yield is displayed on Reuters (or any successor service) on page FRBCMT (or any other page as may replace the specified page on that service) (“T7051 Page”), for the particular Interest Determination Date; or

(b)	if the rate referred to in clause (1)(a) above does not so appear on the T7051 Page, the percentage equal to the yield for United States Treasury securities at “constant maturity” having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption “Treasury Constant Maturities;” or

(c)	if the rate referred to in clause (1)(b) above does not so appear in H.15(519), the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or

(d)	if the rates referred to in clauses (1)(a) through (c) above do not so appear, the rate as described in §3(H)(3) below.
(2)	if the Reuters 7052 page is designated in the Specific Terms:
(a)	the percentage equal to the one-week average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified in the Specific Terms as published in H.15(519) under the caption “Week Ending” opposite the caption “Treasury Constant Maturities,” as the yield is displayed on Reuters (or any successor service) on page FEDCMT (or any other page as may replace the specified page on that service) (“T7052 Page”), for the week ending immediately preceding the week in which the particular Interest Determination Date falls; or

(b)	if the rate referred to in clause (2)(a) above does not so appear on the T7052 Page, the percentage equal to the one-week average yield for United States Treasury securities at “constant maturity” having the particular Index Maturity and for the week preceding the particular Interest Determination Date as published in H.15(519) under the caption “Week Ending” and opposite the caption “Treasury Constant Maturities;” or

(c)	if the rate referred to in clause (2)(b) above does not so appear in H.15(519), the one-week average yield for United States Treasury securities at “constant maturity” having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week ending immediately preceding the week in which the particular Interest Determination Date falls; or

(d)	if the rates referred to in clauses (2)(a) through (c) above do not so appear, the rate as described in §3(H)(3) below.
(3)	If either the T7051 Page or the T7052 Page is designated in the Specific Terms, and
(a)	if the rates referred to in clauses (1)(c) or (2)(c) above (as appropriate) are not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the Agents or their affiliates) (each, a “Reference Dealer”), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is, in the judgment of the Calculation Agent, representative for a single transaction in the securities in that market at that time; or

(b)	if fewer than five but more than two of secondary market bid prices referred to in clause (3)(a) above are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the secondary market bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

(c)	if fewer than three secondary market bid prices referred to in clause (3)(a) above are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is, in the judgment of the Calculation Agent, representative for a single transaction in the securities in that market at that time; or

(d)	if fewer than five but more than two secondary market bid prices referred to in clause (3)(c) above are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the secondary market bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

(e)	if fewer than three secondary market bid prices referred to in clause (3)(d) above are provided as requested, the CMT Rate in effect on the particular Interest Determination Date.
If two United States Treasury securities with an original maturity greater than the Index Maturity specified in the Specific Terms have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.
(I)	Determination of the Commercial Paper Rate. “Commercial Paper Rate” means:
(1)	the Money Market Yield (as defined below) on the particular Interest Determination Date of the rate for commercial paper having the Index Maturity specified in the Specific Terms as published in H.15(519) under the caption “Commercial Paper - Nonfinancial;” or

(2)	if the rate referred to in clause (1) above is not so published by 5:00 p.m., New York City time, on the related Interest Calculation Date, the Money Market Yield of the rate on the particular Interest Determination Date for commercial paper having the particular Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Commercial Paper — Nonfinancial;” or

(3)	if the rate referred to in clause (2) is not so published by 5:00 p.m., New York City time, on the related interest calculation date, the money market yield of the rate for the first preceding day for which such rate is set forth in H.15(519) opposite the relevant index maturity specified in the applicable pricing supplement and under the caption “Commercial Paper — Nonfinancial.”
“Money Market Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield =	D x 360 360 – (D x M)	x 100
where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and “M” refers to the actual number of days in the applicable Interest Reset Period.

(J)	Federal Funds Rate. “Federal Funds Rate” means:
(1)	the rate with respect to the particular Interest Determination Date for U.S. dollar federal funds as published in H.15(519) under the caption “Federal funds (effective)” and displayed on Reuters (or any successor service) on page FEDFUNDS1 under the caption “EFFECT” (or any other page as may replace the specified page on that service) (“FEDFUNDS1 Page”); or

(2)	if the rate referred to in clause (1) above does not so appear on the FEDFUNDS1 Page or is not so published by 5:00 p.m., New York City time, on the related Interest Calculation Date, the rate with respect to the particular Interest Determination Date for U.S. dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Federal funds (effective)”; or

(3)	if the rate referred to in clause (2) above is not so published by 5:00 P.M., New York City time, on the related Interest Calculation Date, the rate with respect to the particular Interest Determination Date, the rate for the first preceding day for which such rate is set forth in H.15(519) opposite the caption “Federal funds (effective),” as such rate is displayed on the FEDFUNDS1 Page.
(K)	Determination of LIBOR. “LIBOR” means:
(1)	if “LIBOR BBA” is designated in the Specific Terms as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency (as defined below) having the Index Maturity designated in the Specific Terms, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 a.m., London time, on the particular Interest Determination Date; or

(2)	if no rate appears on the particular Interest Determination Date on the LIBOR Page as specified above, as applicable, the rate calculated by the Calculation Agent of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks (which may include the Agents or their affiliates), in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is, in the judgment of the Calculation Agent, representative for a single transaction in the LIBOR Currency in that market at that time; or

(3)	if fewer than two offered quotations referred to in clause (2) above are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the applicable Principal Financial Center (as defined in § 5 below), on the particular Interest Determination Date by three major banks (which may include the Agents or their affiliates), in that Principal Financial Center selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the particular Index Maturity and in a principal amount that is, in the judgment of the Calculation Agent, representative for a single transaction in the LIBOR Currency in that market at that time; or

(4)	if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (3) above, LIBOR in effect on the particular Interest Determination Date.
“LIBOR Currency” means the currency designated in the Specific Terms as to which LIBOR shall be calculated or, if no currency is specified in the Specific Terms, U.S. dollars.

“LIBOR Page” means either, unless otherwise specified in the Specific Terms, the display page on the Reuter Monitor Money Rates Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency. If the LIBOR currency is U.S. dollars, the LIBOR page will be the Reuters LIBOR01 page (or any successor page thereto).

(L)	Determination of Prime Rate. “Prime Rate” means:
(1)	the rate on the particular Interest Determination Date as published in H.15(519) under the caption “Bank Prime Loan;” or

(2)	if the rate referred to in clause (1) above is not so published by 5:00 p.m., New York City time, on the related Interest Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Bank Prime Loan;” or

(3)	if the rate referred to in clause (2) above is not so published by 5:00 p.m., New York City time, on the related interest calculation date, the rate for the first preceding day for which such rate is set forth in H.15(519) opposite the caption “Bank prime loan.”
(M)	Determination of Treasury Rate. “Treasury Rate” means:
(1)	the rate from the auction held on the particular Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity designated in the Specific Terms under the caption “INVEST RATE” on the display on Reuters (or any successor service) on page USAUCTION10 (or any other page as may replace that page on that service) (“USAUCTION10 Page”) or on page USAUCTION11 (or any other page as may replace that page on that service) (“USAUCTION11 Page”); or

(2)	if the rate referred to in clause (1) above is not so published on or before the related Interest Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Auction High;” or

(3)	if the rate referred to in clause (2) above is not so published on or before the related Interest Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or

(4)	if the rate referred to in clause (3) above is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market;” or

(5)	if the rate referred to in clause (4) above is not so published on or before the related Interest Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Secondary Market;” or

(6)	if the rate referred to in clause (5) above is not so published on or before the related Interest Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on that Interest Determination Date, of three primary United States government securities dealers (which may include the Agents or their affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity designated in the Specific Terms; or

(7)	if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (6) above, the Treasury Rate in effect on the particular Interest Determination Date.
“Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Bond Equivalent Yield =	D x N 360 – (D x M)	x 100
where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.
§ 4
Maturity
          Subject to the provisions of §§ 7, 8 and 11, the Notes shall be redeemed at the Final Redemption Price on the Maturity Date, unless stated otherwise in the Specific Terms. If the Maturity Date (or any other day on which the Notes become due for redemption or repayment) falls on a day that is not a Business Day, the required payment of principal and premium, if any, will be made on the next succeeding Business Day, and no interest will accrue in respect of the payment made on that next succeeding Business Day.

§ 5
Payments
          Currency of payment. The Issuer will make payments of all amounts payable on the Notes in U.S. dollars unless the Specified Currency is a currency other than U.S. dollars and the Holder elects (in the manner described below) to receive payments in such Specified Currency.
          Any Holder may elect to receive payment of principal and interest with respect to the Notes in the Specified Currency by causing DTC, through the relevant DTC participant, to notify the Fiscal Agent by the time specified below of (i) such Holder’s election to receive all or a portion of such payment in the Specified Currency and (ii) wire transfer instructions to a specified currency account (the “Specified Currency Account”). Such election in respect of any payment shall be made by the Holder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable. The Fiscal Agent must receive DTC’s notification of such election, wire transfer instructions, and the amount payable in the Specified Currency prior to 5:00 p.m., New York City time, on the fifth New York Business Day following the relevant Record Date in the case of interest and prior to 5:00 p.m., New York City time, on the eighth New York Business Day prior to the payment date for the payment of principal.
          Absent such election, the Exchange Rate Agent will convert the aggregate amount payable in U.S. dollars (the “Conversion Amount”) into U.S. dollars. All costs of any such conversion shall be deducted from such payments. Any such conversion shall be based on the bid quotation of the Exchange Rate Agent, at or prior to 11:00 a.m., New York City time, on the second Conversion Business Day (as defined below) preceding the relevant payment date, for the purchase by the Exchange Rate Agent of the Conversion Amount with U.S. dollars for settlement on such payment date. “Conversion Business Day” means a day which is a New York Business Day and a Frankfurt Business Day (as defined in the section below entitled “Business Day”) and a day other than a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency. If such bid quotation is not available, the Exchange Rate Agent shall obtain a bid quotation from a leading foreign exchange bank in The City of New York selected by the Exchange Rate Agent for such purpose. If no bid quotation from a leading foreign exchange bank is available, payment of the Conversion Amount will be made in the Specified Currency to the account or accounts specified by DTC to the Fiscal Agent. Until such account or accounts are so specified, the funds still held by the Fiscal Agent shall bear interest at the rate of interest quoted by the Fiscal Agent for deposits with it on an overnight basis, to the extent that the Fiscal Agent is reasonably able to reinvest such funds.
          If the Issuer determines (i) that any amount payable on a relevant payment date in a Specified Currency other than U.S. dollars or any successor currency to it provided for by law (the “Successor Currency”) is not available to it in freely negotiable and convertible funds for reasons beyond its control, (ii) that such Specified Currency or any Successor Currency is no longer used for the settlement of international financial transactions, (iii) that the settlement of payments in the Specified Currency or the Successor Currency by a clearing system may not be effected or is disrupted on a relevant payment date, or (iv) that due to other reasons beyond the Issuer’s control either any amount in the Specified Currency or the Successor Currency payable on a relevant payment date is not available to the Issuer or payments of such amounts may not be effected, the Issuer may fulfill its payment obligations by making such payment in U.S. dollars on, or as soon as reasonably practicable after, the respective payment date on the basis of the Applicable Exchange Rate. No further interest or any other payment shall be due as a result thereof. The “Applicable Exchange Rate” for a Specified Currency other than U.S. dollars means (i) if available, the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency or the Successor Currency on the second New York Business Day preceding the particular payment date as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York or any successor rate thereto, (ii) if the rate under (i) is not available, the spot foreign exchange rate at which the Specified Currency or the Successor Currency is offered in exchange for U.S. dollars at noon, Frankfurt time, on the second Conversion Business Day preceding the date on which the payment is effected, or ( iii) if the rate under (ii) is not available, the spot foreign exchange rate for the Specified Currency or the Successor Currency as determined by the Issuer in its equitable discretion.
          Manner of payment. The Issuer will make payments of any amount payable on the Notes through the Fiscal Agent by wire transfer of immediately available funds.
          Payments in U.S. dollars shall be made by the Fiscal Agent on the relevant payment date to, or to the order of, the Registered Holder as of the Record Date (as defined below). Such funds will be distributed through the relevant DTC participants to the Holders as of the Record Date. The “Record Date” shall be the fifteenth calendar day immediately preceding the relevant payment date.
          If a Holder elects payment in a Specified Currency other than U.S. dollars as set out above, payments in such Specified Currency shall be made by the Fiscal Agent on the relevant payment date to the Specified Currency Account.
          Payments made by the Issuer to, or to the order of, the Registered Holder (or, if applicable, to the Specified Currency Account) shall discharge the liability of the Issuer under the Notes to the extent of the sums so paid. Neither the Issuer nor the Fiscal Agent will have any responsibility or liability for any aspect of the records of any DTC participant relating to or payments made by any DTC participant to a Holder or for maintaining, supervising, or reviewing any such records.
          Payments of principal (except in the case of partial redemption or partial repayment pursuant to §§ 7, 8 and 11) shall be made upon surrender of the Global Certificates(s) to the Fiscal Agent. The Fiscal Agent shall maintain records of payments of principal and interest made in respect of the Notes.
          Account designation. The Registered Holder shall designate the account for wire transfer by transmitting the appropriate information to the Fiscal Agent by mail, hand delivery, fax, or in any other manner approved by the Fiscal Agent. Unless revoked, any such account designation made with respect to the Notes by the Registered Holder will remain in effect with respect to any further payments. Holders must make account designations in accordance with the procedures of DTC and the relevant DTC participant.
          Business Day. Unless otherwise designated in the Specific Terms, a “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York (such day also being referred to as a “New York Business Day”); provided, however, that:
          (i) with respect to Notes with a Specified Currency that is euros, the day must also be a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (TARGET) (or any successor system) which utilizes a single shared platform and was launched on November 19, 2007, is open;
          (ii) with respect to Notes with a Specified Currency other than U.S. dollars or euros, the day must also not be a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency; and
          (iii) with respect to Notes as to which LIBOR is an applicable Interest Rate Basis, the day must also be a London Banking Day.
     ”London Banking Day” means a day on which commercial banks are open for business (including dealings in the LIBOR Currency (as defined in §3(K) above)) in London.

     “Principal Financial Center” means, as applicable: the capital city of the country issuing the Specified Currency or the capital city of the country to which the LIBOR Currency relates; provided, however, that with respect to U.S. dollars, Australian dollars, Brazilian reais, Canadian dollars, euros, Indian rupees, Israeli shekels, New Zealand dollars, Pakistani rupees, South African rand, Swiss francs and Turkish liras, the “Principal Financial Center” shall be New York, Sydney, São Paulo, Toronto, London (solely in the case of the LIBOR Currency), Mumbai, Tel Aviv, Wellington and Auckland, Karachi, Johannesburg, Zurich and Istanbul, respectively.
          A “Frankfurt Business Day” is any day other than a Saturday, Sunday, legal holiday in Frankfurt am Main, or a day on which commercial banks are authorized or required by law, regulation, or executive order to close in Frankfurt am Main.
          U.S. dollars. References to U.S. dollars or $ shall mean, as of any time, the coin or currency that is then lawful currency in the United States of America.
          Euros. References to euros or € shall mean, as of any time, the lawful currency of the member states of the European Union that have adopted the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union and the Treaty of Amsterdam, and as further amended from time to time.
          Other currencies. References to a particular currency other than U.S. dollars and euros shall mean, as of any time, the coin or currency that is then lawful currency in the country issuing such currency on the Original Issue Date.
§ 6
The Agents
          The Issuer has initially appointed Deutsche Bank Trust Company Americas as the Fiscal Agent and Registrar pursuant to the Fiscal Agency Agreement. The Issuer has initially appointed the institutions named in the Specific Terms as Calculation Agent, the Determination Agent, and, if the principal of or interest on the Notes is payable in a Specified Currency other than U.S. dollars, as Exchange Rate Agent, to act as such agent with respect to the Notes. The Fiscal Agent, the Registrar, the Exchange Rate Agent, the Calculation Agent and the Determination Agent are referred to herein as the “Agents.”
          The Issuer may, in its sole discretion, appoint any other institution to serve as any such Agent from time to time. The Issuer will give prompt written notice of any change in any such appointment to the Fiscal Agent and by notification pursuant to § 12 hereof.
          All determinations made by any Agent may be made by such Agent in its sole discretion and, absent manifest error, shall be conclusive for all purposes and binding on the Registered Holder, the Holders, and the Issuer.
          The Agents in such capacity are acting exclusively as agents of the Issuer and do not have any legal relationship of whatever nature with the Registered Holder or the Holders and are not in any event accountable to the Registered Holder or any Holder.
§ 7
Redemption at the Issuer’s Option
          The Notes shall not be redeemable by the Issuer before the Maturity Date unless a Redemption Date or a Redemption Commencement Date is designated in the Specific Terms.

          If a Redemption Date is so specified, and unless otherwise designated in the Specific Terms, the Notes may be so redeemed on such Redemption Date, in whole or in part, in any amount equal to an Authorized Denomination or integral multiple thereof (provided that the remaining principal amount thereof shall at least equal an Authorized Denomination) at the Redemption Price together with interest accrued thereon to but excluding the Redemption Date. Such redemption shall be upon notice in compliance with §12 hereof and in compliance with the Minimum Redemption Notice Period as specified in the Specific Terms.
          If a Redemption Commencement Date is so specified, and unless otherwise designated in the Specific Terms, the Notes may be so redeemed any time thereafter, in whole or in part, and in any amount equal to an Authorized Denomination or integral multiple thereof (provided that the remaining principal amount thereof shall at least equal an Authorized Denomination) at the Redemption Price together with interest accrued thereon to but excluding the Redemption Date. Such redemption shall be upon notice of not less than 30 and not more than 60 calendar days and in compliance with §12 hereof.
§ 8
Repayment at the Holder’s Option
          The Notes shall not be repayable before the Maturity Date unless one or more Repayment Dates are designated in the Specific Terms. If a Repayment Date is so specified, and unless otherwise designated in the Specific Terms, a Holder may request (in the manner described below) repayment of any Note, in whole or in part, in any amount equal to an Authorized Denomination or integral multiple thereof (provided that the remaining principal amount thereof shall at least equal an Authorized Denomination) at the Repayment Price together with interest accrued thereon to but excluding the Repayment Date.
          In order to exercise such repayment option, a Holder must instruct DTC or its participants in a timely manner as required by the DTC procedures applicable from time to time.
          If so instructed, DTC shall cause the Registered Holder to request such repayment of the Fiscal Agent on behalf of the Holder in compliance with the Minimum Repayment Notice Period designated in the Specific Terms. All instructions given to the Fiscal Agent relating to the option to elect repayment are irrevocable.
          The Issuer shall only be obliged to repay Notes in respect to which a Holder has exercised its repayment option against transfer of such Holder’s ownership interest in the relevant Notes to the Fiscal Agent.
§ 9
Further Issues, Purchases and Cancellation
          The Issuer may from time to time, without the consent of the Holders, issue further Notes having the same terms and conditions as the Notes in all respects (or in all respects except for the issue date, interest commencement date and/or issue price) so as to form a single issuance with the Notes. The term “Notes” shall, in the event of such increase, also include such further Notes.
          The Issuer may at any time purchase Notes in the open market or otherwise and at any price. Notes purchased by the Issuer may, at the option of the Issuer, be held or resold, or transferred to the Fiscal Agent for cancellation. If such Notes are redeemed in full or are transferred for cancellation they shall be cancelled forthwith and may not be reissued or resold.

§ 10
Taxation
          All payments by the Issuer in respect of the Notes shall be made without deduction or withholding of taxes or other duties, unless such deduction or withholding is required by law. In the event of such deduction or withholding, the Issuer shall not be required to pay any additional amounts in respect of the Notes.
§ 11
Termination for Default
          If the Issuer shall fail to pay any amount payable hereunder within 30 days from the relevant due date, any Holder may, through the Depositary, declare any Notes due and demand repayment thereof at their principal amount plus interest accrued to the date of repayment. Any notice declaring the Notes due shall be made by means of written notice to be delivered by hand or registered mail to the Issuer together with proof that such Holder at the time of such notice has an ownership interest in the relevant Notes by means of a certificate of the Holder’s Custodian pursuant to § 14(a) hereof. The right to declare Notes due shall cease if the Issuer has made payment to or to the order of the Registered Holder (or, in the case of payments to be made in a Specified Currency other than U.S. dollars, the Specified Currency Account) before the Holder has exercised such right.
§ 12
Notices
          Any notice required to be made by the Issuer concerning the Notes shall be given in writing to DTC for communication by DTC and its participants to the Holders. Any such notice shall be deemed to have been given to the Holders on the third day after the day on which the said notice was given to DTC.
§ 13
Governing Law, Exclusion of Provisions on General Business Conditions
THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE FEDERAL REPUBLIC OF GERMANY WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
NOTWITHSTANDING THE ABOVE, THE PROVISIONS ON GENERAL BUSINESS CONDITIONS (ALLGEMEINE GESCHÄFTSBEDINGUNGEN, §§ 305-310 OF THE GERMAN CIVIL CODE) SHALL NOT APPLY TO THE NOTES.
ANY DISPOSITION OF THE NOTES, INCLUDING TRANSFERS AND PLEDGES OF NOTES EXECUTED BETWEEN DTC PARTICIPANTS, AND BETWEEN DTC AND DTC PARTICIPANTS, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
§ 14
Remedies
Jurisdiction. Any action or other legal proceedings arising out of or in connection with the Notes may exclusively be brought in the District Court (Landgericht) in Frankfurt am Main.

Enforcement. Any Holder may in any proceedings against the Issuer or to which the Holder and the Issuer are parties protect and enforce in its own name its rights arising under the Notes on the basis of (a) a certificate issued by its Custodian (as defined below) (i) stating the full name and address of the Holder, (ii) specifying an aggregate principal amount of Notes credited on the date of such statement to such Holder’s securities account maintained with such Custodian, and (iii) confirming that the Custodian has given written notice to DTC and the Registrar containing the information pursuant to (i) and (ii) and bearing acknowledgements of DTC and the relevant DTC participant, and (b) copies of the Global Certificate(s) certified as being true copies by a duly authorized officer of DTC or the Registrar. For purposes of the foregoing, “Custodian” means any bank or other financial institution of recognized standing authorized to engage in securities custody business with which the Holder maintains a securities account in respect of the Notes and includes DTC and its participants.

ANNEX A
Form of Legal Opinion of Issuer’s Legal Department
(1)	KfW is duly established and validly existing as an institution under public law of the Federal Republic of Germany.

(2)	KfW has full power and authority to issue the Notes and to enter into the Distribution Agreement and the Fiscal Agency Agreement and to perform its obligations thereunder.

(3)	The Distribution Agreement has been duly authorized, executed and delivered by KfW and, assuming due authorization, execution and delivery of the Distribution Agreement by each of the Dealers, constitutes a valid and legally binding obligation of KfW.

(4)	The Fiscal Agency Agreement has been duly authorized, executed and delivered by KfW and, assuming due authorization, execution and delivery of the Fiscal Agency Agreement by the Fiscal Agent and Deutsche Bank Aktiengesellschaft, constitutes a valid and legally binding obligation of KfW.

(5)	The Program has been duly authorized by KfW, and, when the terms of particular Notes and of their issuance and sale have been duly authorized by all necessary corporate action in conformity with the Fiscal Agency Agreement, and the Notes have been duly executed, authenticated and delivered in accordance with the Fiscal Agency Agreement and the Distribution Agreement, the Notes will constitute valid and legally binding obligations of KfW.

(6)	All regulatory consents, authorizations, approvals and filings required to be obtained or made by KfW under the laws of Germany for the issuance, sale and delivery of the Notes by KfW, for the performance of the obligations of KfW under the Distribution Agreement and under the Fiscal Agency Agreement, and for the performance of the obligations of KfW under the Notes, have been obtained or made.

(7)	The Registration Statement and the Prospectus (including the Prospectus Supplement relating to the Program) and their filing with the SEC, have been duly authorized by KfW, and the Registration Statement has been duly executed on behalf of KfW.

(8)	The statements in the Registration Statement and the Prospectus (including the Prospectus Supplement relating to the Program) with respect to the Notes, the Distribution Agreement and the Fiscal Agency Agreement are correct in all material respects insofar as matters of German law are concerned; and all statements of German law relating to KfW and its administration and operations, and all other statements with respect to or involving German law, including all such statements under the headings “KfW—Relationship with the Federal Republic”, “Description of Securities and KfW Guarantee—Description of Securities of KfW”, “Responsibility of the Federal Republic for KfW” and “Description of the Notes”, set forth in the Registration Statement and the Prospectus (including the Prospectus Supplement relating to the Program) are correct in all material respects.

(9)	The information regarding Germany stated in the Registration Statement and the Prospectus (including the Prospectus Supplement relating to the Program) to have been supplied by an official or officials of the government of Germany were supplied by such official or officials in his or their official capacity thereunto duly authorized by the laws of Germany.

(10)	There are no material legal or governmental proceedings to which KfW is a party or to which property of KfW is subject that are known to the issuer of such opinion.

(11)	KfW is not entitled to sovereign immunity.
Note:	In the case of each opinion delivered by the Issuer’s Legal Department pursuant to clause (ii) of the first paragraph of Section 6 of the Distribution Agreement, (a) such opinion shall relate to the Notes being delivered on the date of such opinion and not to other Notes (in particular, the opinion in paragraph 5 shall be modified accordingly); (b) the opinion described in paragraphs 3 and 6 above shall also relate to any Terms Agreement relating to such Notes entered into pursuant to Section 3(a) of the Distribution Agreement; and (c) the opinions described in paragraphs 7, 8 and 9 above relating to the “Registration Statement” or the “Prospectus” shall include all applicable amendments or supplements thereto (including, without limitation, [the Final Term Sheet relating to such Notes filed by the Issuer pursuant to Section 4(j)(ii) of the Distribution Agreement and] the Pricing Supplement relating to such Notes).

ANNEX B
Form of Legal Opinion of Sullivan & Cromwell LLP,
U.S. Counsel for the Issuer
(1)	The Notes are exempt from the provisions of the U.S. Trust Indenture Act of 1939 as in effect on the date hereof, and, accordingly, it is not necessary to qualify an indenture in respect of the Notes under such Act.

(2)	KfW is not an “investment company” within the meaning of the U.S. Investment Company Act of 1940, as amended.
Note:	In the case of each opinion delivered by such counsel pursuant to clause (ii) of the first paragraph of Section 6 of the Distribution Agreement, such opinion shall relate to the Notes being delivered on the date of such opinion and not to other Notes.

ANNEX C
Form of Disclosure Letter of Sullivan & Cromwell LLP,
U.S. Counsel for the Issuer
(1)	Each part of the Registration Statement, when such part became effective, and the Prospectus, as of the date of the final prospectus supplement relating to the Program, appeared on its face to be appropriately responsive, in all material respects relevant to the offering of the Notes under the Program, to the requirements of the Securities Act and the applicable rules and regulations of the SEC thereunder.

(2)	Nothing that came to such counsel’s attention has caused such counsel to believe that, insofar as relevant to the offering of the Notes under the Program, any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the final prospectus supplement relating to the Program or as of the time of delivery of such counsel’s disclosure letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(3)	The statements in the Registration Statement and the Prospectus under the captions “Plan of Distribution” and “United States Taxation”, insofar as they relate to provisions of documents described therein or provisions of United States federal tax law described therein and insofar as relevant to the offering of the Notes, constitute a fair and accurate summary of such provisions in all material respects.
Note:	In the case of each disclosure letter delivered by such counsel pursuant to clause (ii) of the first paragraph of Section 6 of the Distribution Agreement, (a) such disclosure letter shall relate to the Notes being delivered on the date of such disclosure letter and (b) the statements described in paragraphs 1, 2 and 3 above relating to the “Registration Statement” and the “Prospectus” shall include all amendments or supplements thereto (including, without limitation, the Pricing Supplement relating to such Notes). In addition, the disclosure letter of such counsel shall include an additional paragraph substantially to the following effect: “Nothing has come to such counsel’s attention that caused such counsel to believe that, insofar as relevant to the offering of the Notes, the Prospectus as amended or supplemented immediately prior to the time of first sale of the relevant Notes by the relevant Dealer or Dealers to investors or other purchasers, when considered together with and as supplemented by [Insert as applicable—[the Final Term Sheet relating to such Notes and filed by the Issuer pursuant to Section 4(j)(ii) of the Distribution Agreement and] [the statements under the heading “Description of the Notes” in the Pricing Supplement relating to such Notes]], contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.”

ANNEX D
Form of Legal Opinion of Hengeler Mueller Partnerschaft von Rechtsanwaelten,
German Counsel for the Dealers
(1)	The Issuer is an institution organized under public law (Anstalt des öffentlichen Rechts) duly established under the KfW Law and validly existing in Germany with unlimited corporate existence.

(2)	The Issuer has the power and capacity to (a) enter into the Distribution Agreement and the Fiscal Agency Agreement and (b) perform its obligations thereunder.

(3)	The Distribution Agreement and the Fiscal Agency Agreement constitute valid and legally binding obligations of the Issuer.

(4)	When the terms of particular Notes and of their issuance and sale have been duly authorized by all necessary corporate action in conformity with the Fiscal Agency Agreement, and the Notes have been duly executed, authenticated and delivered in accordance with the Fiscal Agency Agreement and the Distribution Agreement, the Notes will constitute valid and legally binding obligations of the Issuer, and the Notes will benefit from the Anstaltslast of the Federal Republic of Germany as well as from the statutory guarantee of the Federal Republic of Germany pursuant to Section 1a of the KfW Law.

(5)	No consents, authorizations, approvals, licenses or orders are required by the Issuer from any court or governmental authority in Germany for the issue, offer and sale of the Notes and for the execution and delivery by the Issuer of the Distribution Agreement and the Fiscal Agency Agreement and for the performance by the Issuer of its obligations thereunder, and no filing or registration with any such court or governmental authority is required in Germany for any such purposes.

(6)	It is not necessary (a) in order to enable those Dealers with registered offices outside Germany (or any of them) to exercise or enforce any of their rights under the Distribution Agreement in Germany, or (b) by reason of the entry into and/or the performance of their obligations under the Distribution Agreement, that those Dealers should be licensed, qualified or entitled to do business in Germany.

(7)	No stamp duties, registration, issue, transfer, documentary or similar taxes are payable in Germany in connection with the issue, distribution, offer, sale and performance of the Notes or the execution, delivery and performance of the Distribution Agreement and the Fiscal Agency Agreement.

(8)	Neither the execution and delivery of the Distribution Agreement and the Fiscal Agency Agreement by the Issuer, the issue, offer and sale of the Notes nor the performance by the Issuer of its obligations thereunder conflict with or result in a violation of any of the provisions of the KfW Law, the Charter or any law or regulation applicable in Germany.

(9)	Neither the Issuer nor any of its assets is entitled to immunity from suit, execution, attachment or other legal process in Germany.

(10)	The statements in the Prospectus under the headings “Relationship with the Federal Republic — Guarantee of the Federal Republic”, “Relationship with the Federal Republic — Institutional Liability (Anstaltslast)”, and “Relationship with the Federal Republic — Understanding with the European Commission” and the statements in the Prospectus under the heading “Responsibility of the Federal Republic for KfW” regarding the Guarantee of the Federal Republic and Institutional Liability (Anstaltslast) fairly summarize the position in respect of the matters addressed.

(11)	The statements in the Prospectus under the heading “Federal Republic Taxation” fairly summarize the position in all material respects.
Note:	In the case of each opinion delivered by such counsel pursuant to clause (ii) of the second paragraph of Section 6 of the Distribution Agreement, (a) such opinion shall relate to the Notes being delivered on the date of such opinion and not to other Notes; (b) the opinions described in paragraphs 3, 4, 5, 6, 7 and 8 above shall also relate to any Terms Agreement relating to such Notes entered into pursuant to Section 3(a) of the Distribution Agreement; and (c) the opinions described in paragraph 10 and 11 above relating to the “Prospectus” shall include all applicable amendments or supplements thereto (including, without limitation, the Pricing Supplement relating to such Notes)

ANNEX E
Form of Disclosure Letter of Simpson Thacher & Bartlett LLP,
U.S. Counsel for the Dealers
(1)	The Registration Statement, as of the date it first became effective under the Securities Act, and the Prospectus, as of the date of the final prospectus supplement relating to the Program, was, on its face, appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the SEC thereunder (except that in each case such counsel need express no view with respect to the financial statements or other financial data contained in, incorporated or deemed incorporated by reference in, or omitted from, the Registration Statement, the Prospectus or the Exchange Act Documents).

(2)	Nothing has come to such counsel’s attention that causes such counsel to believe that any part of the Registration Statement, as of the date such part became or was deemed to have become effective under the Securities Act, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of the date of the final prospectus supplement relating to the Program or as of the date of such counsel’s disclosure letter, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need express no belief with respect to the financial statements or other financial data contained in, incorporated or deemed incorporated by reference in, or omitted from, the Registration Statement, the Prospectus or the Exchange Act Documents).
Note:	In the case of each disclosure letter delivered by such counsel pursuant to clause (ii) of the second paragraph of Section 6 of the Distribution Agreement, (a) such disclosure letter shall relate to the Notes being delivered on the date of such disclosure letter and (b) the statements described in paragraphs 1 and 2 above relating to the “Registration Statement” and the “Prospectus” shall include all amendments or supplements thereto (including, without limitation, the Pricing Supplement relating to such Notes). In addition, the disclosure letter of such counsel shall include an additional paragraph substantially to the following effect: “Nothing has come to such counsel’s attention that caused such counsel to believe that the Prospectus as amended or supplemented immediately prior to the time of first sale of the relevant Notes by the relevant Dealer or Dealers to investors or purchasers therefrom, when considered together with and as supplemented by [Insert as applicable— [the Final Term Sheet relating to such Notes and filed by the Issuer pursuant to Section 4(j)(ii) of the Distribution Agreement and] [the statements under the heading “Description of the Notes” in the Pricing Supplement relating to such Notes]], contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case such counsel need express no belief with respect to the financial statements or other financial data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement, the Prospectus or the Exchange Act Documents).”